SPARTAN(registered trademark) GINNIE MAE FUND
A FUND OF
FIDELITY UNION STREET TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Spartan Ginnie Mae Fund:

 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Spartan Ginnie Mae Fund (Spartan Ginnie Mae) will be held at the office of Fidelity Union Street Trust (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on May 19, 1999, at 10:00 a.m. Eastern time. The purpose of the Meeting is to consider and act upon the following proposal, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

   1. To approve an Agreement and Plan of Reorganization between Spartan Ginnie Mae and Fidelity Income Fund: Fidelity Ginnie Mae Fund (Fidelity Ginnie Mae) providing for the transfer of all of the assets of Spartan Ginnie Mae to Fidelity Ginnie Mae in exchange solely for shares of beneficial interest of Fidelity Ginnie Mae and the assumption by Fidelity Ginnie Mae of Spartan Ginnie Mae's liabilities, followed by the distribution of Fidelity Ginnie Mae shares to shareholders of Spartan Ginnie Mae in liquidation of Spartan Ginnie Mae.

 The Board of Trustees has fixed the close of business on March 22, 1999 as the record date for the determination of the shareholders of Spartan Ginnie Mae entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER, Secretary

March 22, 1999

YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR EXECUTING PROXY CARD

 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

 REGISTRATION                                 VALID SIGNATURE

A. 1)          ABC Corp.                      John Smith, Treasurer

   2)          ABC Corp.                      John Smith, Treasurer

               c/o John Smith, Treasurer

B. 1)          ABC Corp. Profit Sharing Plan  Ann B. Collins, Trustee

   2)          ABC Trust                      Ann B. Collins, Trustee

   3)          Ann B. Collins, Trustee        Ann B. Collins, Trustee

               u/t/d 12/28/78

C. 1)          Anthony B. Craft, Cust.        Anthony B. Craft

               f/b/o Anthony B. Craft, Jr.

               UGMA



SPARTAN(registered trademark) GINNIE MAE FUND
A FUND OF
FIDELITY UNION STREET TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888

PROXY STATEMENT AND PROSPECTUS

MARCH 22, 1999

 This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Spartan Ginnie Mae Fund (Spartan Ginnie
Mae), a fund of Fidelity Union Street Trust (the trust), in connection with the solicitation of proxies by the trust's Board of Trustees for use at the Special Meeting of Shareholders of Spartan Ginnie Mae and at any adjournments thereof (the Meeting). The Meeting will be held on May 19, 1999 at 10:00 a.m. Eastern time at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust.

 As more fully described in the Proxy Statement, the purpose of the Meeting is to vote on a proposed reorganization (Reorganization). Pursuant to an Agreement and Plan of Reorganization (the Agreement), Spartan Ginnie Mae would transfer all of its assets to Fidelity Income
Fund: Fidelity Ginnie Mae Fund (Fidelity Ginnie Mae) in exchange solely for shares of beneficial interest of Fidelity Ginnie Mae and the assumption by Fidelity Ginnie Mae of Spartan Ginnie Mae's liabilities. The number of shares to be issued in the proposed
Reorganization will be based upon    Spartan Ginnie Mae's     net
asset value    relative to the net asset value per share of Fidelity
Ginnie Mae     at the time of the exchange. As provided in the
Agreement, Spartan Ginnie Mae will distribute shares of Fidelity Ginnie Mae to its shareholders in liquidation of Spartan Ginnie Mae on May 27, 1999, or such other date as the parties may agree (the Closing
Date).

 Fidelity Ginnie Mae is a bond fund, a diversified fund of Fidelity Income Fund, an open-end management investment company organized as a Massachusetts business trust on August 7, 1984. Fidelity Ginnie Mae's investment objective is to seek a high level of current income consistent with prudent investment risk, by investing primarily in mortgage-related securities. In seeking current income, the fund may also consider the potential for capital gain.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

 This Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Reorganization and Fidelity Ginnie Mae that a shareholder should know before voting on the proposed Reorganization. The Statement of Additional Information dated March 22, 1999 relating to this Proxy Statement has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. This Proxy Statement is accompanied by the Prospectus dated September 21, 1998 and supplemented January 1, 1999, which offers shares of Fidelity Ginnie Mae. The Statement of Additional Information for Fidelity Ginnie Mae dated September 21, 1998 and supplemented October 8, 1998, is available upon request. Attachment 1 contains excerpts from the Annual Report of Fidelity Ginnie Mae dated July 31, 1998. The Prospectus and Statement of Additional Information for Fidelity Ginnie Mae have been filed with the SEC and are incorporated herein by reference. A Prospectus and Statement of Additional Information for Spartan Ginnie Mae, both dated October 20, 1998 and supplemented, in the case of the prospectus, on January 1, 1999, have been filed with the SEC and are incorporated herein by reference. Copies of these documents may be obtained without charge by contacting the trust or Fidelity Income Fund at Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts 02109 or by calling 1-800-544-8888.

TABLE OF CONTENTS

Voting Information                                                          1

Synopsis                                                                    6

Comparison Of Other Policies Of The Funds                                   10

Comparison Of Principal Risk Factors                                        11

The Proposed Transaction                                                    11

Additional Information About Fidelity Ginnie Mae    Fund                    14

Miscellaneous                                                               17

Attachment 1 - Excerpts From Annual Report Of Fidelity Ginnie Mae Fund
Dated July 31, 1998                                                         18

Exhibit 1. Form of Agreement and Plan of Reorganization between
Spartan Ginnie Mae Fund and Fidelity Ginnie Mae Fund                        22

PROXY STATEMENT AND PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS OF
SPARTAN GINNIE MAE FUND
A FUND OF
FIDELITY UNION STREET TRUST
TO BE HELD ON MAY 19, 1999

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109

1-800-544-8888

VOTING INFORMATION

 This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Union Street Trust (the trust) to be used at the Special Meeting of Shareholders of Spartan Ginnie Mae Fund (Spartan Ginnie Mae) and at any adjournments thereof (the Meeting), to be held on Wednesday, May 19, 1999 at 10:00 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), Spartan Ginnie Mae's investment adviser.

 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about March 22, 1999. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. and/or Management Information Services Corp. may be paid on a per-call basis to solicit shareholders on behalf of the fund at an anticipated cost of approximately $3,000. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be borne by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.

 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted
FOR the    matter     specified on the proxy card. Only proxies that
are voted will be counted toward establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.

 Spartan Ginnie Mae may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the fund at an anticipated cost of approximately $4,000. The expenses in connection with telephone voting will be borne by FMR. If the fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposed
   item     are not received, or if other matters arise requiring
shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that
they are entitled to vote with respect to    the     item, unless
directed to vote AGAINST the item, in which case such shares will be
voted against the proposed adjournment with respect to    the
    item. A shareholder vote may be taken on the    item     in this
Proxy Statement or on any other business properly presented at the meeting prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

 On November 30, 1998 there were 63,494,036.819 and 97,654,630.651 shares issued and outstanding for Spartan Ginnie Mae and Fidelity
Ginnie Mae Fund (Fidelity Ginnie Mae), respectively.    Spartan Ginnie
Mae s    hareholders of record at the close of business on March 22,
1999 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

 As of November 30, 1998, the Trustees, Members of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.

 To the knowledge of the trust and Fidelity Income Fund, no shareholder owned of record or beneficially 5% or more of the outstanding shares of each fund on that date. It is not anticipated that any shareholders will own of record or beneficially 5% or more of the outstanding shares of the combined fund as a result of the Reorganization.

VOTE REQUIRED: APPROVAL OF THE REORGANIZATION REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF SPARTAN GINNIE MAE. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.

SYNOPSIS

 The following is a summary of certain information contained elsewhere in this Proxy Statement, in the Agreement, and in the Prospectuses of Spartan Ginnie Mae and Fidelity Ginnie Mae, which are incorporated herein by this reference. Shareholders should read the entire Proxy Statement and the Prospectus of Fidelity Ginnie Mae carefully for more complete information.

 The proposed reorganization (the Reorganization) would merge Spartan Ginnie Mae into Fidelity Ginnie Mae, a bond fund also managed by FMR. If the Reorganization is approved, Spartan Ginnie Mae will cease to exist and current shareholders of the fund will become shareholders of Fidelity Ginnie Mae instead.

INVESTMENT OBJECTIVES AND POLICIES

 The following summarizes the investment objective and policy differences, if any, between Spartan Ginnie Mae and Fidelity Ginnie Mae.

 Spartan Ginnie Mae and Fidelity Ginnie Mae have substantially similar investment objectives and policies. Each fund's investment objective is to seek high current income by investing in mortgage securities issued by the Government National Mortgage Association (Ginnie Maes). When consistent with its goal, each fund may also consider the potential for capital gain.

 FMR normally invests at least 65% of each fund's total assets in Ginnie Maes. Ginnie Maes are government securities that are interests in pools of mortgage loans. Their principal and interest payments are fully guaranteed by the U.S. Government, making them high-quality investments. Each fund may also invest in other U.S. Government securities and instruments related to U.S. Government securities. Other instruments may include futures or options on U.S. Government securities or interests in U.S. Government securities that have been repackaged by dealers or other third parties.

 Each fund is managed to have similar overall interest rate risk to the Lehman Brothers GNMA Index (the GNMA Index), a market capitalization weighted index of fixed-rate securities that represent interests in pools of mortgage loans with original terms of 15 and 30 years and that are issued by the Government National Mortgage Association. As of November 30, 1998, the average maturities of Spartan Ginnie Mae, Fidelity Ginnie Mae and the GNMA Index were approximately 5.4 years, 5.2 years and 5.5 years, respectively.

EXPENSE STRUCTURES

 The funds differ in their expense structures. Each fund pays a monthly management fee to FMR. Spartan Ginnie Mae pays an all-inclusive management fee to FMR (at an annual rate of 0.65% of average net assets) which covers substantially all of the fund's expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses). Fidelity Ginnie Mae, by contrast, pays its management fee and other expenses separately. Its management fee and other expenses, as a percentage of its average net assets, vary from year to year. Fidelity Ginnie Mae's total operating expenses (the sum of its management fee and other expenses) were 0.74% (before reimbursement) of its average net assets for the fiscal year ended July 31, 1998. Effective June 27, 1998, FMR voluntarily agreed to reimburse Fidelity Ginnie Mae to the extent that total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 0.65% of its average net assets. If the Reorganization is approved, FMR has agreed to limit the combined fund's total operating expenses to 0.63% of its average net assets through June 30, 2001 (excluding interest, taxes, brokerage commissions and extraordinary expenses). After that date, the combined fund's expenses could increase.

 In sum, the proposed merger would provide Spartan Ginnie Mae shareholders with the opportunity to participate in a larger Ginnie Mae fund with a similar investment objective, strategies and interest rate risk and expenses guaranteed to be lower than Spartan Ginnie
Mae's for more than two years.

 The Board of Trustees believes that the Reorganization would benefit Spartan Ginnie Mae shareholders and recommends that shareholders vote in favor of the Reorganization.

THE PROPOSED REORGANIZATION

 Shareholders of Spartan Ginnie Mae will be asked at the Meeting to vote upon and approve the Reorganization and the Agreement, which provide for the acquisition by Fidelity Ginnie Mae of all of the assets of Spartan Ginnie Mae in exchange solely for shares of Fidelity Ginnie Mae and the assumption by Fidelity Ginnie Mae of the liabilities of Spartan Ginnie Mae. Spartan Ginnie Mae will then distribute the shares of Fidelity Ginnie Mae to its respective shareholders, so that each shareholder will receive the number of full and fractional shares of Fidelity Ginnie Mae equal in value to the aggregate net asset value of the shareholder's shares of Spartan Ginnie Mae on the Closing Date (defined below). The exchange of Spartan Ginnie Mae's assets for Fidelity Ginnie Mae's shares will occur as of the close of business of the New York Stock Exchange
(NYSE) on May 27, 1999, or such other time and date as the parties may agree (the Closing Date). Spartan Ginnie Mae will then be liquidated as soon as practicable thereafter.

 The funds have received an opinion of counsel that the Reorganization will not result in any gain or loss for federal income tax purposes either to Spartan Ginnie Mae or Fidelity Ginnie Mae or to the shareholders of either fund. The rights and privileges of the former
shareholders of Spartan Ginnie Mae and    the shareholders of
    Fidelity Ginnie Mae will be effectively unchanged by the
Reorganization (except as described on page    8     under the heading
"Forms of Organization").

COMPARATIVE FEE TABLES

 Each fund pays a management fee to FMR for managing its investments and business affairs which is calculated and paid to FMR every month.

 Spartan Ginnie Mae pays FMR a management fee at an annual rate of 0.65% of its average net assets. FMR not only provides the fund with investment advisory and research services, but also pays all of the fund's expenses, with the exception of fees and expenses of the non-interested Trustees; interest; taxes; brokerage commissions (if any); and such nonrecurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. The management fee the fund pays FMR is reduced by an
amount equal to the fees and expenses paid by th   e     fund to the
non-interested Trustees.

 In contrast, Fidelity Ginnie Mae pays its management fee and other expenses separately. Fidelity Ginnie Mae's management fee is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by the fund's monthly average net assets. The group fee rate is based on the monthly average net assets of all mutual funds advised by FMR. In addition to the management fee payable by the fund, Fidelity Ginnie Mae also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. For the 12 months ended July 31, 1998 Fidelity Ginnie Mae's total management fee rate and total operating expense ratio were 0.44% and 0.72% (after reimbursement), respectively. Effective June 27, 1998, FMR has voluntarily agreed to limit the total operating expenses of Fidelity Ginnie Mae to 0.65% of average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses).

 If shareholders approve the Reorganization, the combined fund will retain Fidelity Ginnie Mae's expense structure, requiring payment of a management fee and other operating expenses. FMR has agreed to limit the combined fund's expense ratio to 0.63% of its average net assets through June 30, 2001 (excluding interest, taxes, brokerage commissions and extraordinary expenses). This expense limitation would
lower    the     total operating expenses    for the former
shareholders of Spartan Ginnie Mae     from 0.65% to 0.63% beginning
on the first business day after the effective date of the Reorganization through June 30, 2001. After June 30, 2001, the combined fund's expenses could increase. If the proposed Reorganization is not approved, Spartan Ginnie Mae will maintain its current fee structure. For more information about the funds' current fees, refer to their Prospectuses.

 The following table shows the fees and expenses of Spartan Ginnie Mae and Fidelity Ginnie Mae for the 12 months ended July 31, 1998, adjusted, in the case of Fidelity Ginnie Mae, to reflect current fees, and pro forma fees for the combined fund based on the same time period after giving effect to the Reorganization and including the effect of FMR's guaranteed expense limitation of 0.63% of average net assets through June 30, 2001 (excluding interest, taxes, brokerage commissions and extraordinary expenses).

ANNUAL FUND OPERATING EXPENSES

 Annual fund operating expenses are paid out of each fund's assets. Expenses are factored into each fund's share price or dividends and are not charged directly to shareholder accounts. The following figures are based on historical expenses, adjusted, in the case of Fidelity Ginnie Mae, to reflect current fees, of each fund and are calculated as a percentage of average net assets of each fund.


                          Spartan  Ginnie Mae  Fidelity  Ginnie Mae*        Pro Forma  Expenses** -
                                                                            Combined Fund

Management Fee            0.65%                0.35% (after reimbursement)  0.38% (after reimbursement)

12b-1 Fee                 None                 None                         None

Other Expenses            0.00%                0.30%                        0.25%

Total Operating Expenses  0.65%                0.65% (after reimbursement)  0.63% (after reimbursement)



* Effective June 27, 1998, FMR has voluntarily agreed to reimburse Fidelity Ginnie Mae to the extent that the management fee, other expenses and total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 0.65% of its average net assets. If this agreement were not in effect, the management fee, other expenses and total operating expenses, as a percentage of average net assets, of Fidelity Ginnie Mae would have been 0.44%, 0.30% and 0.74%, respectively.

** If the Reorganization is approved, FMR has agreed to limit the total operating expenses of the combined fund to 0.63% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses) through June 30, 2001. Had the pro forma expenses of the combined fund not included the effect of FMR's voluntary expense limitations, the combined fund's management fee,
other expenses and total operating expenses would    have been
0.4   4    %, 0.2   5    % and 0.69%, respectively.

EXAMPLES OF EFFECT OF FUND EXPENSES

 The following table illustrates the expenses on a hypothetical $1,000 investment in each fund under the current and pro forma (combined fund) expenses calculated at the rates stated above, assuming a 5% annual return.

          Spartan  Ginnie Mae  Fidelity  Ginnie Mae***  Combined Fund (Pro Forma)***

1 year    $ 7                  $ 7                      $ 6

3 years   $ 21                 $ 21                     $ 20

5 years   $ 36                 $ 36                     $ 35

10 years  $ 81                 $ 81                     $ 79


***After FMR    r    eimbursement

 These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

FORMS OF ORGANIZATION

 Spartan Ginnie Mae is a non-diversified fund of Fidelity Union Street Trust, an open-end management investment company organized as a Massachusetts business trust on March 1, 1974. Fidelity Ginnie Mae is a diversified fund of Fidelity Income Fund, an open-end management investment company organized as a Massachusetts business trust on August 7, 1984. Each trust is authorized to issue an unlimited number of shares of beneficial interest. The Declaration of Trust under which Fidelity Ginnie Mae is organized permits the Trustees, subject to the Investment Company Act of 1940 and applicable state law, to reorganize or terminate the trust or any of its series without shareholder approval. Also, it permits the Trustees, with certain exceptions, to amend the Declaration of Trust without shareholder approval. The Declaration of Trust under which Spartan Ginnie Mae is organized requires shareholder approval to reorganize or terminate the trust or any of its series and to amend the Declaration of Trust. Therefore, if the Reorganization is approved, the former shareholders of Spartan Ginnie Mae would become shareholders of a fund organized under a Declaration of Trust that gives Trustees broader powers, subject to the limitations of the 1940 Act and applicable state law. For more information regarding shareholder rights, refer to the section of the funds' Statements of Additional Information called "Description of the Trust."

INVESTMENT OBJECTIVES AND POLICIES

 Spartan Ginnie Mae and Fidelity Ginnie Mae have substantially similar investment objectives. Spartan Ginnie Mae seeks a high level of current income. Fidelity Ginnie Mae seeks a high level of current income consistent with prudent investment risk, by investing primarily in mortgage-related securities. In seeking current income, Fidelity Ginnie Mae may also consider the potential for capital gain.

 Spartan Ginnie Mae and Fidelity Ginnie Mae also have substantially similar investment strategies. FMR normally invests at least 65% of each fund's total assets in Ginnie Maes. Each fund may also invest in other U.S. Government securities and instruments related to U.S. Government securities. Other instruments may include futures or options on U.S. Government securities or interests in U.S. Government securities that have been repackaged by dealers or other third parties.

 FMR manages each fund to have similar overall interest rate risk to the GNMA Index. As of November 30, 1998, the average maturities of Spartan Ginnie Mae, Fidelity Ginnie Mae and the GNMA Index were 5.4 years, 5.2 years and 5.5 years, respectively.

 The investment objective of each fund is fundamental and may not be changed without the approval of a vote of at least a majority of the outstanding voting securities of the fund. There can be no assurance that any fund will achieve its objective. With the exception of fundamental policies, investment policies of the funds can be changed
without shareholder approval. The funds   ' policies     discussed
above, except as noted, could be changed without a vote of shareholders.

PERFORMANCE COMPARISONS OF THE FUNDS

 The following table compares the funds' annual total returns for the periods indicated. Please note that total returns are based on past results and are not an indication of future performance.

                                  Annual Total Returns (periods
                                  ended December 31)

                      1995                           1996   1997   1998

Fidelity Ginnie Mae*  16.60%                         4.86%  8.70%  6.39%

Spartan Ginnie Mae*   16.66%                         4.98%  8.95%  6.79%


* If FMR had not reimbursed certain fund expenses during these
periods, returns for    the funds     would have been lower.

 The following table compares each fund's individual cumulative returns for the periods indicated. Please note that total returns are based on past results and are not an indication of future performance.

                               Cumulative Total Returns
                               (periods ended December 31,
                               1998)

                      1 Year                           3 Year

Fidelity Ginnie Mae*  6.39%                            21.26%

Spartan Ginnie Mae*   6.79%                            22.13%


* If FMR had not reimbursed certain fund expenses during these
periods, returns for    the funds     would have been lower.

 The tables above show that the funds have experienced relatively comparable performance over the time periods shown, with Spartan Ginnie Mae slightly outperforming Fidelity Ginnie Mae. Differences in performance may be attributed, in part, to the funds' different expense structures.

 The following graph shows the value of a hypothetical $10,000 investment in each fund made on December 31, 1995, assuming all distributions are reinvested. The graph compares the cumulative
returns of the funds on a    quarterly     basis from December 31,
1995 to    December     3   1    , 1998, and illustrates the relative
volatility of their performance over shorter periods of time.

         Spartan Ginnie Mae          Fidelity Ginnie Mae
             00461                       00015
  1995/12/31      10000.00                    10000.00
  1996/01/31      10073.18                    10062.44
  1996/02/29       9989.31                     9986.82
  1996/03/31       9964.01                     9965.95
  1996/04/30       9936.45                     9934.11
  1996/05/31       9897.61                     9983.41
  1996/06/30      10011.72                    10004.08
  1996/07/31      10047.01                    10040.49
  1996/08/31      10050.69                    10047.25
  1996/09/30      10209.06                    10198.06
  1996/10/31      10400.79                    10399.09
  1996/11/30      10553.00                    10543.78
  1996/12/31      10497.50                    10485.78
  1997/01/31      10566.63                    10554.45
  1997/02/28      10591.15                    10583.01
  1997/03/31      10483.32                    10474.17
  1997/04/30      10653.01                    10633.65
  1997/05/31      10758.69                    10733.28
  1997/06/30      10884.79                    10863.52
  1997/07/31      11077.22                    11055.31
  1997/08/31      11063.17                    11034.48
  1997/09/30      11192.18                    11166.49
  1997/10/31      11310.49                    11278.38
  1997/11/30      11339.50                    11296.58
  1997/12/31      11436.78                    11398.18
  1998/01/31      11545.64                    11501.07
  1998/02/28      11574.97                    11519.70
  1998/03/31      11617.91                    11562.12
  1998/04/30      11680.80                    11635.18
  1998/05/31      11777.18                    11719.04
  1998/06/30      11805.08                    11747.57
  1998/07/31      11868.17                    11808.43
  1998/08/31      11965.55                    11901.16
  1998/09/30      12121.88                    12048.24
  1998/10/31      12090.26                    12020.19
  1998/11/30      12163.71                    12079.30
  1998/12/31      12213.21                    12126.07
IMATRL PRASUN   SHR__CHT 19981231 19990127 150634 R00000000000099


COMPARISON OF OTHER POLICIES OF THE FUNDS

 DIVERSIFICATION. Spartan Ginnie Mae is a non   -    diversified
fund.        In order to qualify as a regulated investment company
under the Internal Revenue Code of 1986, as amended (the Code), the Code generally requires Spartan Ginnie Mae to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of Spartan Ginnie Mae's total assets are invested in securities of any one
issuer.        However, the Code allows unlimited investments in cash,
cash items, government securities and securities of other investment
companies.        Fidelity Ginnie Mae, by contrast, is a diversified
fund.        As a matter of fundamental policy, with respect to 75% of
Fidelity Ginnie Mae's total assets, Fidelity Ginnie Mae may not invest more than 5% of its total assets in the securities of a single issuer, and Fidelity Ginnie Mae may not hold more than 10% of the outstanding
voting securities of a single issuer.        These limitations do not
apply to U.S. Government securities or to securities of other investment companies. Fidelity Ginnie Mae is therefore required to maintain broader diversification among its investments than Spartan Ginnie Mae.

 BORROWING. Each fund may borrow money from banks or from other funds advised by FMR, or through reverse repurchase agreements. As a matter of fundamental policy, each fund may borrow money for temporary or emergency purposes, but not in an amount exceeding 33-1/3% of its total assets.

 LENDING. Each fund does not currently intend to lend assets, other than securities, to other parties, except by lending money (up to 7.5% of the fund's net assets) to other funds or portfolios advised by FMR or an affiliate, or by acquiring loans, loan participations, or other forms of direct debt instruments. As a matter of fundamental policy, each fund may not lend more than 33-1/3% of its total assets to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

 TEMPORARY DEFENSIVE POLICIES. FMR normally invests each fund's assets according to the fund's investment strategy. Each fund also reserves the right to invest without limitation in investment-grade money market instruments or short-term debt instruments for temporary defensive purposes.

 As stated above, for more information about the risks and restrictions associated with these policies, see each fund's
Prospectus, and for a more detailed discussion of the funds' investments, see their Statements of Additional Information, which are incorporated herein by reference.

OPERATIONS OF FIDELITY GINNIE MAE FOLLOWING THE REORGANIZATION

 FMR does not expect Fidelity Ginnie Mae to change its investment policies as a result of the Reorganization. In addition, FMR does not anticipate significant changes to the fund's management or to agents that provide the fund with services. Specifically, the Trustees and officers, the investment adviser, distributor, and other agents will continue to serve Fidelity Ginnie Mae in their current capacities. Thomas Silvia, who is currently the Portfolio Manager of Fidelity Ginnie Mae and Spartan Ginnie Mae, is expected to continue to be responsible for portfolio management of Fidelity Ginnie Mae after the Reorganization.

 All of the current investments of Spartan Ginnie Mae are permissible investments for Fidelity Ginnie Mae. Nevertheless, FMR may sell securities held by Spartan Ginnie Mae or Fidelity Ginnie Mae between the time of shareholder approval and the Closing Date. Transaction costs associated with such adjustments that occur between shareholder approval and the Closing Date will be borne by the fund that incurred them. Transaction costs associated with such adjustments that occur after the Closing Date will be borne by Fidelity Ginnie Mae.

PURCHASES AND REDEMPTIONS

 The price to buy one share of each fund is each fund's net asset value per share (NAV). Each fund's shares are sold without a sales charge. Shares are purchased at the next NAV calculated after an investment is received in proper form. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.

 The redemption policies for each fund are identical. The price to sell one share of each fund is the fund's NAV. Shares will be sold at the next NAV calculated after an order is received in proper form. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time. Refer to each fund's Prospectus for more information regarding how to buy or sell shares.

 For Spartan Ginnie Mae, the minimum initial investment amount is $10,000, the minimum additional investment amount is $1,000, and the minimum account balance is $5,000. For Fidelity Ginnie Mae, the minimum initial investment amount is $2,500, the minimum additional investment amount is $250, and the minimum account balance is $2,000. If shareholders of Spartan Ginnie Mae approve the Reorganization, they would become shareholders of a fund with lower minimum investment and balance requirements than Spartan Ginnie Mae.

 On June 26, 1998, Spartan Ginnie Mae closed to new accounts pending the Reorganization. Spartan Ginnie Mae shareholders on or prior to that date can continue to purchase shares of the fund. Shareholders of
   Spartan Ginnie Mae     may redeem shares through the Closing Date
of the Reorganization. If the Reorganization is approved, the purchase and redemption policies of Fidelity Ginnie Mae will remain unchanged.

EXCHANGES

 The exchange privilege currently offered by each fund is the same and is not expected to change after the Reorganization. Shareholders of the funds may exchange their shares of a fund for shares of any other Fidelity fund available in a shareholder's state.

DIVIDENDS AND OTHER DISTRIBUTIONS

 Each fund distributes substantially all of its net investment income and capital gains to shareholders each year. Each fund declares income dividends daily and pays them monthly. Spartan Ginnie Mae normally distributes capital gains in October and December. Fidelity Ginnie Mae normally distributes capital gains in September and December. On or before the Closing Date, Spartan Ginnie Mae may declare additional dividends or other distributions in order to distribute substantially all of its investment company taxable income and net realized capital gain. Due largely to pay-downs on mortgage securities, a portion of such distributions may be non-taxable.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

 Each fund has received an opinion of its counsel, Kirkpatrick & Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Code. Accordingly, no gain or loss will be recognized to the funds or their shareholders as a result of the Reorganization. Please see the section entitled "Federal Income Tax Considerations" for more information.

 As of September 30, 1998, Fidelity Ginnie Mae and Spartan Ginnie Mae had net unrealized gains of approximately $18,290,832 and $11,635,740, respectively. During the period between shareholder approval and the Closing Date, FMR may sell certain securities to make portfolio adjustments in connection with the Reorganization. Selling these securities may result in realization of capital gains, which, when distributed, would be taxable to the selling fund's shareholders.

 As of August 31, 1998, Spartan Ginnie Mae had capital loss carryforwards for federal income tax purposes of approximately $10,012,000. As of July 31, 1998, Fidelity Ginnie Mae had capital loss
   carryforwards     for federal income tax purposes of approximately
$15,434,000. Under current federal tax law, Fidelity Ginnie Mae may be limited to using only a portion, if any, of its capital loss carryforwards or the capital loss carryforwards transferred by Spartan Ginnie Mae at the time of the Reorganization. There is no assurance that Fidelity Ginnie Mae will be able to realize sufficient capital gains to use the capital loss carryforwards before they expire. The capital loss carryforwards attributable to Spartan Ginnie Mae will expire between July 31, 2002 and July 31, 2003, and the capital loss carryforwards attributed to Fidelity Ginnie Mae will expire between July 31, 2003 and July 31, 2004.

COMPARISON OF PRINCIPAL RISK FACTORS

 Because each fund invests primarily in Ginnie Mae securities and is managed to have similar overall interest rate risk to the GNMA Index, the funds have substantially similar levels of investment risk. Because each fund invests in securities that represent interests in pools of mortgage loans, each fund is exposed to prepayment risk, which can lower the funds' yields, particularly in periods of declining interest rates. The reaction of mortgage securities to changes in interest rates can be difficult to predict because mortgage securities are subject to prepayment of principal and interest and can be structured in a complex manner. In determining a security's maturity for purposes of calculating a fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.

 As a non-diversified fund, Spartan Ginnie Mae has the ability to invest a greater percentage of its assets in the securities of a single issuer than does Fidelity Ginnie Mae. Thus, changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer have the potential to have a greater impact on a non-diversified fund such as Spartan Ginnie Mae than such changes might have on a diversified fund such as Fidelity Ginnie Mae.

THE PROPOSED TRANSACTION

 TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN SPARTAN GINNIE MAE AND FIDELITY GINNIE MAE.

REORGANIZATION PLAN

 The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 1 to this Proxy Statement.

 The Agreement contemplates (a) Fidelity Ginnie Mae acquiring as of the Closing Date all of the assets of Spartan Ginnie Mae in exchange solely for shares of Fidelity Ginnie Mae and the assumption by Fidelity Ginnie Mae of Spartan Ginnie Mae's liabilities; and (b) the distribution of shares of Fidelity Ginnie Mae to the shareholders of Spartan Ginnie Mae as provided for in the Agreement.

 The assets of Spartan Ginnie Mae to be acquired by Fidelity Ginnie Mae include all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, chooses in action, and other property owned by Spartan Ginnie Mae, and any deferred or prepaid expenses shown as an asset on the books of Spartan Ginnie Mae on the Closing Date. Fidelity Ginnie Mae will assume from Spartan Ginnie Mae all liabilities, debts, obligations, and duties of Spartan Ginnie Mae of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in the Agreement; provided, however, that Spartan Ginnie Mae will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business. Fidelity Ginnie Mae also will deliver to Spartan Ginnie Mae the number of full and fractional shares of Fidelity Ginnie Mae having an aggregate net asset value equal to the value of the assets of Spartan Ginnie Mae less the liabilities of Spartan Ginnie Mae as of the Closing Date. Spartan Ginnie Mae shall then distribute the Fidelity Ginnie Mae shares PRO RATA to its shareholders.

 The value of Spartan Ginnie Mae's assets to be acquired by Fidelity Ginnie Mae and the amount of its liabilities to be assumed by Fidelity Ginnie Mae will be determined as of the close of business of the NYSE on the Closing Date, using the valuation procedures set forth in Spartan Ginnie Mae's then-current Prospectus and Statement of Additional Information. The net asset value of a share of Fidelity Ginnie Mae will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information.

 As of the Closing Date, Spartan Ginnie Mae will distribute to its shareholders of record the shares of Fidelity Ginnie Mae it received, so that each Spartan Ginnie Mae shareholder will receive the number of full and fractional shares of Fidelity Ginnie Mae equal in value to the aggregate net asset value of shares of Spartan Ginnie Mae held by such shareholder on the Closing Date; Spartan Ginnie Mae will be liquidated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Fidelity Ginnie Mae in the names of the Spartan Ginnie Mae shareholders and by transferring thereto shares of Fidelity Ginnie Mae. Each Spartan Ginnie Mae shareholder's account shall be credited with the respective PRO RATA number of full and fractional shares (rounded to the third decimal place) of Fidelity Ginnie Mae due that shareholder. Fidelity Ginnie Mae shall not issue certificates representing its shares in connection with such exchange.

 Accordingly, immediately after the Reorganization, each former Spartan Ginnie Mae shareholder will own shares of Fidelity Ginnie Mae
equal    in value     to the aggregate net asset value of that
shareholder's shares of Spartan Ginnie Mae immediately prior to the Reorganization. The net asset value per share of Fidelity Ginnie Mae will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder interest.

 Any transfer taxes payable upon issuance of shares of Fidelity Ginnie Mae in a name other than that of the registered holder of the shares on the books of Spartan Ginnie Mae as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Spartan Ginnie Mae is and will continue to be its responsibility up to and including the date on which it is terminated.

 Pursuant to its all-inclusive management contract with Spartan Ginnie Mae, FMR will bear the cost of the Reorganization, including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and proxy statements, together with the cost of any supplementary solicitation. However, there may be some transaction costs associated with portfolio adjustments to Spartan Ginnie Mae and Fidelity Ginnie Mae due to the Reorganization prior to the Closing Date which will be borne by Spartan Ginnie Mae and Fidelity Ginnie Mae, respectively. Any transaction costs associated with portfolio adjustments to Spartan Ginnie Mae and Fidelity Ginnie Mae due to the Reorganization which occur after the Closing Date and any additional merger-related costs attributable to Fidelity Ginnie Mae which occur after the Closing Date will be borne by Fidelity Ginnie Mae. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments.

 The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended, modified or supplemented in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the meeting.

REASONS FOR THE REORGANIZATION

 The Boards of Trustees (the Boards) of the funds have determined that the Reorganization is in the best interests of the shareholders of both funds and that the Reorganization will not result in a dilution of the interests of shareholders of either fund.

 In considering the Reorganization, the Boards considered a number of factors, including the following:

 (1) the compatibility of the funds' investment objectives and policies;

 (2) the historical performance of the funds;

 (3) the relative expense ratios of the funds;

 (4) the costs to be incurred by each fund as a result of the Reorganization;

 (5) the tax consequences of the Reorganization;

 (6) the relative size of the funds;

 (7) the elimination of similar funds;

 (8) the impact of changes to the taxable bond product line on the funds and their shareholders; and

 (9) the benefit to FMR and to the shareholders of the funds.

 FMR recommended the Reorganization to the Boards at a meeting of the Boards on November 19, 1998. In recommending the Reorganization, FMR advised the Boards that the funds have similar investment objectives, policies, and investment portfolios. In particular, FMR informed the Boards that the funds differed primarily with respect to their expense structures and initial and additional investment and account balance minimums.

 The Boards considered that the proposed merger would provide
shareholders of Spartan Ginnie Mae with a fund that has    generally
    comparable historical performance on a year-to-year and cumulative basis.

 In addition, the Boards also considered that if the Reorganization is approved, FMR would limit the combined fund's total operating expenses to 0.63% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses) through June 30, 2001. This expense limitation would reduce the total operating expenses for the former shareholders of Spartan Ginnie Mae from
0.65% to 0.63% of its average net assets    through June 30, 2001.

 Finally, the Boards considered the proposed Reorganization in the context of a general goal of reducing the number of similar funds managed by FMR. While the reduction of similar funds and funds with lower assets potentially would benefit FMR, it should also benefit shareholders by facilitating increased operational efficiencies.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

 Fidelity Income Fund (the trust) is registered with the SEC as an open-end management investment company. The trust's Trustees are authorized to issue an unlimited number of shares of beneficial interest of separate series. Fidelity Ginnie Mae is one of four funds of the trust. Each share of Fidelity Ginnie Mae represents an equal proportionate interest with each other share of the fund, and each such share of Fidelity Ginnie Mae is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of the fund is entitled to one vote for each dollar value of net asset value of the fund that shareholder owns. Shares of Fidelity Ginnie Mae have no preemptive or conversion rights. The voting and dividend rights, the right of redemption, and the privilege of exchange are described in the fund's Prospectus. Shares are fully paid and nonassessable, except as set forth in the fund's Statement of Additional Information under the heading "Shareholder and Trustee Liability."

 The trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.

FEDERAL INCOME TAX CONSIDERATIONS

 The exchange of Spartan Ginnie Mae's assets for Fidelity Ginnie Mae's shares and the assumption of the liabilities of Spartan Ginnie Mae by Fidelity Ginnie Mae is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating funds have received an opinion from Kirkpatrick & Lockhart LLP, counsel to Spartan Ginnie Mae and Fidelity Ginnie Mae, substantially to the effect that:

 (i) The acquisition by Fidelity Ginnie Mae of all of the assets of Spartan Ginnie Mae solely in exchange for Fidelity Ginnie Mae shares and the assumption by Fidelity Ginnie Mae of Spartan Ginnie Mae's liabilities, followed by the distribution by Spartan Ginnie Mae of Fidelity Ginnie Mae shares to the shareholders of Spartan Ginnie Mae pursuant to the liquidation of Spartan Ginnie Mae and constructively in exchange for their Spartan Ginnie Mae shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and Spartan Ginnie Mae and Fidelity Ginnie Mae will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;

 (ii) No gain or loss will be recognized by Spartan Ginnie Mae upon the transfer of all of its assets to Fidelity Ginnie Mae in exchange solely for Fidelity Ginnie Mae shares and Fidelity Ginnie Mae's assumption of Spartan Ginnie Mae's liabilities, followed by Spartan Ginnie Mae's subsequent distribution of those shares to its shareholders in liquidation of Spartan Ginnie Mae;

 (iii) No gain or loss will be recognized by Fidelity Ginnie Mae upon the receipt of the assets of Spartan Ginnie Mae in exchange solely for Fidelity Ginnie Mae shares and its assumption of Spartan Ginnie Mae's liabilities;

 (iv) The shareholders of Spartan Ginnie Mae will recognize no gain or loss upon the exchange of their Spartan Ginnie Mae shares solely for Fidelity Ginnie Mae shares;

 (v) The basis of Spartan Ginnie Mae's assets in the hands of Fidelity Ginnie Mae will be the same as the basis of those assets in the hands of Spartan Ginnie Mae immediately prior to the Reorganization, and the holding period of those assets in the hands of Fidelity Ginnie Mae will include the holding period of those assets in the hands of Spartan Ginnie Mae;

 (vi) The basis of Spartan Ginnie Mae shareholders in Fidelity Ginnie Mae shares will be the same as their basis in Spartan Ginnie Mae shares to be surrendered in exchange therefor; and

 (vii) The holding period of the Fidelity Ginnie Mae shares to be received by the Spartan Ginnie Mae shareholders will include the period during which the Spartan Ginnie Mae shares to be surrendered in exchange therefor were held, provided such Spartan Ginnie Mae shares were held as capital assets by those shareholders on the date of the Reorganization.

 Shareholders of Spartan Ginnie Mae should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

COMBINED CAPITALIZATION

 The following table shows the capitalization of the funds as of July 31, 1998 and on a pro forma combined basis (unaudited) as of that date
giving effect to    the     Reorganization.

                         Net Assets        NAV  Per Share  Shares Outstanding

Spartan Ginnie Mae        $ 667,426,201     $ 10.16        65,662,073

Fidelity Ginnie Mae       $ 917,229,648     $ 10.87        84,361,995

Pro Forma Combined Fund   $ 1,584,655,849   $ 10.87        145,762,749

CONCLUSION

 The Agreement and the transactions provided for therein were approved by the Boards at a meeting held on November 19, 1998. The Boards of Trustees of Fidelity Union Street Trust and Fidelity Income Fund determined that the proposed Reorganization is in the best interests of shareholders of each fund and that the interests of existing shareholders of Spartan Ginnie Mae and Fidelity Ginnie Mae would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, Spartan Ginnie Mae will continue to engage in business as a fund of a registered investment company and the Board of Trustees of Fidelity Union Street Trust will consider other proposals for the reorganization or liquidation of the fund.

ADDITIONAL INFORMATION ABOUT FIDELITY GINNIE MAE    FUND

 Fidelity Ginnie Mae's Prospectus, dated September 21, 1998 and supplemented on January 1, 1999, is enclosed with this Proxy Statement and is incorporated herein by reference. The Prospectus contains additional information about the fund including its investment objective and policies, investment adviser, advisory fees and expenses, organization, and procedures for purchasing and redeeming shares. The prospectus also contains Fidelity Ginnie Mae's financial highlights for the fiscal year ended July 31, 1998, as shown below:

FINANCIAL HIGHLIGHTS
FIDELITY GINNIE MAE FUND

Selected Per-Share Data and
Ratios

Years ended July 31           1998      1997      1996      1995      1994      1993      1992      1991      1990

Net asset value, beginning    $ 10.850  $ 10.530  $ 10.640  $ 10.360  $ 11.260  $ 11.060  $ 10.650  $ 10.370  $ 10.420
of period

Income from Investment         .714B     .720B     .688      .721      .582      .800      .833      .845      .891
Operations  Net investment
 income

 Net realized and              .004      .310      (.107)    .292      (.650)    .083      .373      .288      (.099)
unrealized gain (loss)

 Total from investment         .718      1.030     .581      1.013     (.068)    .883      1.206     1.133     .792
operations

Less Distributions  From       (.698)    (.710)    (.691)    (.713)    (.582)    (.683)    (.796)    (.853)    (.842)
net   investment income

 From net   realized gain      --        --        --        --        (.190)    --        --        --        --

 In excess of net              --        --        --        (.020)    (.060)    --        --        --        --
realized gain

 Total distributions          (.698)    (.710)    (.691)    (.733)    (.832)    (.683)    (.796)    (.853)    (.842)

Net asset value, end of      $ 10.870  $ 10.850  $ 10.530  $ 10.640  $ 10.360  $ 11.260  $ 11.060  $ 10.650  $ 10.370
period

Total returnA                 6.81%     10.11%    5.55%     10.26%    (.63)%    8.23%     11.65%    11.36%    8.01%

Net assets, end of period    $ 917     $ 822     $ 790     $ 767     $ 769     $ 976     $ 914     $ 797     $ 658
(in millions)

Ratio of expenses to          .72%C     .76%      .76%      .75%      .82%      .80%      .80%      .83%      .83%
average net assets

Ratio of expenses to          .72%      .75%D     .75%D     .75%      .82%      .80%      .80%      .83%      .83%
average net assets after
expense reductions

Ratio of net investment       6.58%     6.75%     6.69%     7.24%     7.03%     7.26%     7.73%     8.24%     8.71%
income to average  net assets

Portfolio turnover rate       172%      98%       107%      210%      303%      259%      114%      125%      96%



FINANCIAL HIGHLIGHTS
FIDELITY GINNIE MAE FUND

Selected Per-Share Data and
Ratios

Years ended July 31           1989

Net asset value, beginning    $ 10.020
of period

Income from Investment         .916
Operations  Net investment
 income

 Net realized and              .322
unrealized gain (loss)

 Total from investment         1.238
operations

Less Distributions  From       (.838)
net   investment income

 From net   realized gain      --

 In excess of net              --
realized gain

 Total distributions          (.838)

Net asset value, end of      $ 10.420
period

Total returnA                 13.00%

Net assets, end of period    $ 651
(in millions)

Ratio of expenses to          .85%
average net assets

Ratio of expenses to          .85%
average net assets after
expense reductions

Ratio of net investment       9.03%
income to average  net assets

Portfolio turnover rate       291%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE    FUND'S
EXPENSES.

MISCELLANEOUS

 LEGAL MATTERS. Certain legal matters in connection with the issuance of Fidelity Ginnie Mae shares have been passed upon by Kirkpatrick & Lockhart LLP, counsel to the trust.

 EXPERTS. The audited financial statements of Spartan Ginnie Mae and
Fidelity Ginnie Mae   ,     incorporated by reference into the
Statement   s     of Additional Information, have been examined by
PricewaterhouseCoopers LLP, independent accountants, whose reports
thereon are included in the Annual Report   s     to Shareholders for
the fiscal years ended August 31, 1998 and July 31, 1998, respectively. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

 AVAILABLE INFORMATION. Fidelity Union Street Trust and Fidelity Income Fund are each subject to the informational requirements of the Securities and Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports, proxy material, and other information with the SEC. Such reports, proxy material, and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington D.C. 20549 and 7 World Trade Center, New York, NY 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates.

 NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Fidelity Union Street Trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, Massachusetts 02102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

ATTACHMENT 1

EXCERPTS FROM ANNUAL REPORT OF FIDELITY GINNIE MAE FUND DATED JULY 31,
1998

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JULY 31, 1998    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

Fidelity Ginnie Mae Fund       6.81%        6.34%         8.37%

Lehman Brothers GNMA Index     7.46%        7.01%         9.25%

Salomon Brothers GNMA Index    7.37%        6.94%         9.27%

Lipper GNMA Funds Average      6.81%        6.11%         8.27%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS

             Ginnie Mae                  LB GNMA
             00015                       LB020
  1988/07/31      10000.00                    10000.00
  1988/08/31      10014.21                    10011.68
  1988/09/30      10213.94                    10269.83
  1988/10/31      10392.46                    10497.02
  1988/11/30      10287.00                    10351.89
  1988/12/31      10232.83                    10294.65
  1989/01/31      10395.62                    10460.81
  1989/02/28      10341.76                    10399.49
  1989/03/31      10353.94                    10412.63
  1989/04/30      10556.05                    10636.61
  1989/05/31      10824.61                    10961.34
  1989/06/30      11115.48                    11267.96
  1989/07/31      11300.02                    11502.75
  1989/08/31      11193.52                    11359.95
  1989/09/30      11220.03                    11431.78
  1989/10/31      11459.68                    11696.06
  1989/11/30      11569.99                    11829.81
  1989/12/31      11649.80                    11909.82
  1990/01/31      11522.15                    11809.66
  1990/02/28      11589.08                    11875.07
  1990/03/31      11611.79                    11906.03
  1990/04/30      11481.24                    11800.61
  1990/05/31      11847.88                    12170.31
  1990/06/30      12014.39                    12357.79
  1990/07/31      12205.44                    12586.15
  1990/08/31      12174.15                    12416.48
  1990/09/30      12249.62                    12511.97
  1990/10/31      12385.10                    12666.45
  1990/11/30      12663.64                    12954.09
  1990/12/31      12873.07                    13169.31
  1991/01/31      13035.14                    13366.14
  1991/02/28      13087.75                    13477.11
  1991/03/31      13178.96                    13574.35
  1991/04/30      13276.58                    13701.67
  1991/05/31      13377.36                    13813.51
  1991/06/30      13393.50                    13839.80
  1991/07/31      13592.08                    14076.33
  1991/08/31      13834.46                    14337.99
  1991/09/30      14038.45                    14590.59
  1991/10/31      14229.50                    14831.50
  1991/11/30      14305.83                    14934.30
  1991/12/31      14619.57                    15282.39
  1992/01/31      14498.31                    15093.16
  1992/02/29      14653.27                    15251.14
  1992/03/31      14567.01                    15164.41
  1992/04/30      14691.56                    15303.70
  1992/05/31      14935.29                    15573.24
  1992/06/30      15102.46                    15763.64
  1992/07/31      15175.76                    15901.76
  1992/08/31      15343.57                    16114.36
  1992/09/30      15453.88                    16257.74
  1992/10/31      15328.96                    16135.97
  1992/11/30      15407.52                    16209.55
  1992/12/31      15599.02                    16414.85
  1993/01/31      15804.92                    16621.31
  1993/02/28      15945.38                    16790.09
  1993/03/31      16032.67                    16882.08
  1993/04/30      16087.55                    16943.70
  1993/05/31      16179.82                    17059.92
  1993/06/30      16338.36                    17198.63
  1993/07/31      16424.19                    17271.05
  1993/08/31      16465.04                    17313.98
  1993/09/30      16465.98                    17328.88
  1993/10/31      16522.28                    17358.66
  1993/11/30      16426.89                    17333.84
  1993/12/31      16552.48                    17494.74
  1994/01/31      16738.77                    17632.29
  1994/02/28      16581.19                    17544.68
  1994/03/31      16164.81                    17071.02
  1994/04/30      16035.53                    16954.21
  1994/05/31      16049.83                    17002.69
  1994/06/30      15995.56                    16977.86
  1994/07/31      16320.21                    17309.02
  1994/08/31      16360.87                    17362.17
  1994/09/30      16133.19                    17117.74
  1994/10/31      16112.48                    17090.59
  1994/11/30      16060.55                    17042.40
  1994/12/31      16222.05                    17231.63
  1995/01/31      16564.45                    17588.48
  1995/02/28      16990.50                    18051.92
  1995/03/31      17074.58                    18140.40
  1995/04/30      17305.96                    18409.06
  1995/05/31      17837.90                    18971.21
  1995/06/30      17941.11                    19100.28
  1995/07/31      17993.92                    19140.58
  1995/08/31      18161.82                    19337.40
  1995/09/30      18341.20                    19526.63
  1995/10/31      18490.23                    19686.66
  1995/11/30      18694.23                    19914.15
  1995/12/31      18915.67                    20169.96
  1996/01/31      19033.79                    20310.42
  1996/02/29      18890.75                    20158.57
  1996/03/31      18851.27                    20107.17
  1996/04/30      18791.04                    20054.61
  1996/05/31      18714.05                    19987.15
  1996/06/30      18923.40                    20249.68
  1996/07/31      18992.27                    20325.90
  1996/08/31      19005.04                    20334.66
  1996/09/30      19290.32                    20675.15
  1996/10/31      19670.58                    21093.33
  1996/11/30      19944.27                    21400.25
  1996/12/31      19834.56                    21285.77
  1997/01/31      19964.45                    21449.30
  1997/02/28      20018.47                    21526.69
  1997/03/31      19812.61                    21314.39
  1997/04/30      20114.26                    21663.94
  1997/05/31      20302.71                    21886.17
  1997/06/30      20549.08                    22145.49
  1997/07/31      20911.86                    22547.31
  1997/08/31      20872.47                    22499.12
  1997/09/30      21122.17                    22798.15
  1997/10/31      21333.81                    23035.86
  1997/11/30      21368.24                    23106.53
  1997/12/31      21560.43                    23315.03
  1998/01/31      21755.04                    23540.18
  1998/02/28      21790.29                    23592.75
  1998/03/31      21870.52                    23692.62
  1998/04/30      22008.73                    23830.16
  1998/05/31      22167.36                    23992.82
  1998/06/30      22221.33                    24093.86
  1998/07/31      22336.44                    24229.35
IMATRL PRASUN   SHR__CHT 19980731 19980811 133226 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was
invested in Fidelity    Ginnie Mae     Fund on July 31, 1988. As the
chart shows, by July 31, 1998, the value of the investment would have grown to $22,336 -- a 123.36% increase on the initial investment. For comparison, look at how the Lehman Brothers GNMA Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $24,229 -- a 142.29% increase. The fund will compare its performance to that of the Lehman Brothers GNMA Index rather than the Salomon Brothers GNMA Index. The indexes include the same types of bonds, and their performance is not materially different. The fund recently changed to the Lehman Brothers index mainly because Lehman Brothers indexes are used by most other Fidelity
bond funds.    For comparison purposes, both indexes are shown in the
total returns chart above.

MARKET RECAP

Investors worldwide flocked to the
perceived safe haven of U.S. bonds
amid a sharp sell-off in Russian
bonds, weakness in overseas
markets and concerns about U.S.
corporate profits. The Lehman
Brothers Aggregate Bond Index -
a broad gauge of the U.S. taxable
bond market - returned 7.87%
during the 12-month period that
ended July 31, 1998. In the
fourth quarter of 1997 and the first
half of 1998, global market volatility
and low interest rates were the main
stories behind bond market
performance. As investors moved
assets from stocks and riskier bonds
to highly rated corporate bonds
and U.S. Treasuries, bond yields -
which move in the opposite
direction of bond prices - fell to
their lowest levels in decades. The
yield on the benchmark 30-year
bond fell to 5.70% from 6.50%
during the period. The Lehman
Brothers Corporate Bond Index
returned 7.35% for the past 12
months as corporate bond investors
benefited from domestic economic
stability and high demand for yield.
The period ended on a positive note
for bonds when the National
Association of Purchasing
Management's July index fell to
49.1, below the 49.8 reading
expected. A reading above 50
indicates an expansion in the
manufacturing economy, while one
below 50 points to a contraction. The
report also indicated there were no
new signs of inflationary pressure.
Since inflation erodes the value of
fixed-income holdings such as
bonds, this was positive news for
bond investors.

(photograph of Curt Hollingsworth)

An interview with Curt Hollingsworth, Portfolio Manager of Fidelity Ginnie Mae Fund

Q. HOW DID THE FUND PERFORM, CURT?

A. For the 12-month period that ended July 31, 1998, the fund had a total return of 6.81%. To get a sense of how the fund did relative to its competitors, the GNMA funds average also returned 6.81% for the same one-year period, according to Lipper Analytical Services. Additionally, the Lehman Brothers GNMA Index - which tracks the types of securities in which the fund invests - returned 7.46%.

Q. MORTGAGE-BACKED SECURITIES, INCLUDING GINNIE MAE SECURITIES,
OUTPACED TREASURIES THROUGHOUT MUCH OF THE PAST YEAR, BUT RECENTLY HAVE LAGGED THEM. WHAT ACCOUNTED FOR THAT SHIFT?

A. Because interest rates fell substantially over the past year, home sales and mortgage refinancings have occurred at or near record rates so far this year. Those transactions, in turn, prompted a significant rise in the prepayment of mortgage-backed securities. As prepayment activity accelerated, mortgage security prices came under pressure. While refinancings often put money in consumers' pockets, they take steady long-term streams of payments away from holders of mortgage-backed securities. When refinancings step up, many mortgage security holders must find a new place to put their money - usually at lower interest rates.

Q. WHICH HOLDINGS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. The fund's holdings in securities containing loans that originated between five and 10 years ago was relatively light throughout the year, a strategy that proved beneficial for the fund. Those securities proved to be less immune to prepayment activity in the face of substantial interest-rate declines than many observers first thought. On the other hand, the fund's stake in loans originated in early 1998 with coupons - the interest rate the borrower promises to pay - of 7.5% and 8.0% was relatively heavy. In large part because of the newness of the underlying mortgages and the very slight risk that the mortgage holders would turn around and refinance just months after taking out the loan, these securities offered relatively good protection against prepayment. They were bid up in response.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. I wouldn't point to a specific security that was a disappointment or that meaningfully detracted from the fund's performance. However, I'd point to the ever-decreasing number of opportunities to find securities that offered good protection against prepayment, at a reasonable price. In previous years, there were occasions when a particular coupon became cheap, but that hasn't been the case for some time.

Q. WHAT WERE THE OTHER KEY ELEMENTS TO YOUR STRATEGY?

A. I kept the fund's duration - or interest-rate sensitivity - neutral. By that I mean I didn't structure the fund to benefit from interest rates moving higher or lower. I believe that it is extremely difficult to predict the direction of interest rates with any regular success over an extended time period. As a result, I kept duration in line with the market rather than making it more or less sensitive based on where I think interest rates are headed. Additionally, by keeping the fund's investments evenly spread across the various coupons available in the mortgage market, I have attempted to position the fund to perform well whether interest rates rise, fall or remain stable.

Q. WHAT'S YOUR OUTLOOK FOR THE GINNIE MAE MARKET?

A. I believe that prepayments will continue at a fairly quick pace until interest rates stabilize or move higher. As is always the case, the direction of interest rates will be the main factor that determines the performance of mortgage securities. But since I'm not in the business of forecasting interest rates, I won't try to predict where rates will end up six months or a year from today. I'll continue to focus on finding securities that I believe will offer the best total-return potential, whether interest rates are heading higher, lower or remain the same.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH JULY 31, 1998. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. CURT HOLLINGSWORTH WAS THE PORTFOLIO MANAGER OF THE FUND THROUGH DECEMBER 6, 1998. EFFECTIVE DECEMBER 7, 1998, THOMAS SILVIA IS THE FUND'S PORTFOLIO MANAGER.

EXHIBIT 1

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of March 22, 1999, by and between Fidelity Union Street Trust, a Massachusetts business trust, on behalf of its series Spartan Ginnie Mae Fund (Spartan Ginnie Mae), and Fidelity Income Fund, a Massachusetts business trust, on behalf of its series Fidelity Ginnie Mae Fund (Fidelity Ginnie Mae). Fidelity Union Street Trust and Fidelity Income Fund may be referred to herein collectively as the "Trusts" or each individually as a "Trust." The Trusts are duly organized business trusts under the laws of the Commonwealth of Massachusetts with their principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109. Fidelity Ginnie Mae and Spartan Ginnie Mae may be referred to herein collectively as the "Funds" or each individually as a "Fund."

 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of Spartan Ginnie Mae to Fidelity Ginnie Mae solely in exchange for shares of beneficial interest in Fidelity Ginnie Mae (the Fidelity Ginnie Mae Shares) and the assumption by Fidelity Ginnie Mae of Spartan Ginnie Mae's liabilities; and (b) the constructive distribution of such shares by Spartan Ginnie Mae pro rata to its shareholders in complete liquidation and termination of Spartan Ginnie Mae in exchange for all of Spartan Ginnie Mae's outstanding shares. Spartan Ginnie Mae shall receive shares of Fidelity Ginnie Mae having an aggregate net asset value equal to the value of the assets of Spartan Ginnie Mae on the Closing Date (as defined in Section 6), which Spartan Ginnie Mae shall then distribute pro rata to its shareholders. The foregoing transactions are referred to herein as the "Reorganization."

 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF SPARTAN GINNIE MAE.

 Spartan Ginnie Mae represents and warrants to and agrees with Fidelity Ginnie Mae that:

 (a) Spartan Ginnie Mae is a series of Fidelity Union Street Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

 (b) Fidelity Union Street Trust is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;

 (c) The Prospectus and Statement of Additional Information of Spartan
Ginnie Mae dated October 20, 1998, and supplemented J   anuary 1,
1999,     previously furnished to Fidelity Ginnie Mae, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Spartan Ginnie Mae, threatened against Spartan Ginnie Mae which assert liability on the part of Spartan Ginnie Mae. Spartan Ginnie Mae knows of no facts which might form the basis for the institution of such proceedings;

 (e) Spartan Ginnie Mae is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Restated Declaration of Trust or By-laws, or, to the knowledge of Spartan Ginnie Mae, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Spartan Ginnie Mae is a party or by which Spartan Ginnie Mae is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Spartan Ginnie Mae is a party or is bound;

 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Spartan Ginnie Mae at August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to Fidelity Ginnie Mae together with such unaudited financial statements and schedule of investments (including market values) for the six month period ended February 28, 1999. Said Statements of Assets and Liabilities and Schedule of Investments fairly present the Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

 (g) Spartan Ginnie Mae has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of August 31, 1998 and those incurred in the ordinary course of Spartan Ginnie Mae's business as an investment company since August 31, 1998;

 (h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Fidelity Income Fund on Form N-14 relating to the shares of Fidelity Ginnie Mae issuable hereunder and the proxy statement of Spartan Ginnie Mae included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to Spartan Ginnie Mae (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to Spartan Ginnie Mae, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (i) All material contracts and commitments of Spartan Ginnie Mae (other than this Agreement) will be terminated without liability to Spartan Ginnie Mae prior to the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);

 (j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Spartan Ginnie Mae of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

 (k) Spartan Ginnie Mae has filed or will file all federal and state tax returns which, to the knowledge of Spartan Ginnie Mae's officers, are required to be filed by Spartan Ginnie Mae and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Spartan Ginnie Mae's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

 (l) Spartan Ginnie Mae has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;

 (m) All of the issued and outstanding shares of Spartan Ginnie Mae are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale and sold in conformity with all applicable federal securities laws. All of the issued and outstanding shares of Spartan Ginnie Mae will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Fidelity Ginnie Mae in accordance with this Agreement;

 (n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, Spartan Ginnie Mae will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of Spartan Ginnie Mae to be transferred to Fidelity Ginnie Mae pursuant to this Agreement. As of the Closing Date, subject only to the delivery of Spartan Ginnie Mae's portfolio securities and any such other assets as contemplated by this Agreement, Fidelity Ginnie Mae will acquire Spartan Ginnie Mae's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Fidelity Ginnie Mae) and without any restrictions upon the transfer thereof; and

 (o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Spartan Ginnie Mae, and this Agreement constitutes a valid and binding obligation of Spartan Ginnie Mae enforceable in accordance with its terms, subject to shareholder approval.

2. REPRESENTATIONS AND WARRANTIES OF FIDELITY GINNIE MAE.

 Fidelity Ginnie Mae represents and warrants to and agrees with Spartan Ginnie Mae that:

 (a) Fidelity Ginnie Mae is a series of Fidelity Income Fund, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

 (b) Fidelity Income Fund is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;

 (c) The Prospectus and Statement of Additional Information of Fidelity Ginnie Mae, dated September 21, 1998, and supplemented on
   January 1, 1999     and October 8, 1998, respectively, previously
furnished to Spartan Ginnie Mae did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Fidelity Ginnie Mae, threatened against Fidelity Ginnie Mae which assert liability on the part of Fidelity Ginnie Mae. Fidelity Ginnie Mae knows of no facts which might form the basis for the institution of such proceedings;

 (e) Fidelity Ginnie Mae is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Fidelity Ginnie Mae, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Fidelity Ginnie Mae is a party or by which Fidelity Ginnie Mae is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Fidelity Ginnie Mae is a party or is bound;

 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Fidelity Ginnie Mae at July 31, 1998, have been audited by
PricewaterhouseCoopers    L    LP, independent accountants, and have
been furnished to Spartan Ginnie Mae together with such unaudited financial statements and schedule of investments (including market values) for the six month period ended January 31, 1999. Said Statements of Assets and Liabilities and Schedule of Investments fairly present its financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

 (g) Fidelity Ginnie Mae has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of July 31, 1998 and those incurred in the ordinary course of Fidelity Ginnie Mae's business as an investment company since July 31, 1998;

 (h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Fidelity Ginnie Mae of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

 (i) Fidelity Ginnie Mae has filed or will file all federal and state tax returns which, to the knowledge of Fidelity Ginnie Mae's officers, are required to be filed by Fidelity Ginnie Mae and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Fidelity Ginnie Mae's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

 (j) Fidelity Ginnie Mae has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on July 31, 1999;

 (k) As of the Closing Date, the shares of beneficial interest of Fidelity Ginnie Mae to be issued to Spartan Ginnie Mae will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable (except as disclosed in the Fund's Statement of Additional Information) by Fidelity Ginnie Mae, and no shareholder of Fidelity Ginnie Mae will have any preemptive right of subscription or purchase in respect thereof;

 (l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Fidelity Ginnie Mae, and this Agreement constitutes a valid and binding obligation of Fidelity Ginnie Mae enforceable in accordance with its terms, subject to approval by the shareholders of Spartan Ginnie Mae;

 (m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Fidelity Ginnie Mae, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Fidelity Ginnie Mae, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (n) The issuance of the Fidelity Ginnie Mae Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and

 (o) All of the issued and outstanding shares of beneficial interest of Fidelity Ginnie Mae have been offered for sale and sold in conformity with the federal securities laws.

3. REORGANIZATION.

 (a) Subject to the requisite approval of the shareholders of Spartan Ginnie Mae and to the other terms and conditions contained herein, Spartan Ginnie Mae agrees to assign, sell, convey, transfer, and deliver to Fidelity Ginnie Mae as of the Closing Date all of the assets of Spartan Ginnie Mae of every kind and nature existing on the Closing Date. Fidelity Ginnie Mae agrees in exchange therefor: (i) to assume all of Spartan Ginnie Mae's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and
(ii) to issue and deliver to Spartan Ginnie Mae the number of full and fractional shares of Fidelity Ginnie Mae having an aggregate net asset value equal to the value of the assets of Spartan Ginnie Mae transferred hereunder, less the value of the liabilities of Spartan Ginnie Mae, determined as provided for under Section 4.

 (b) The assets of Spartan Ginnie Mae to be acquired by Fidelity Ginnie Mae shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends
receivables), claims,    choses     in action, and other property
owned by Spartan Ginnie Mae, and any deferred or prepaid expenses shown as an asset on the books of Spartan Ginnie Mae on the Closing Date. Spartan Ginnie Mae will pay or cause to be paid to Fidelity Ginnie Mae any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Fidelity Ginnie Mae hereunder, and Fidelity Ginnie Mae will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.

 (c) The liabilities of Spartan Ginnie Mae to be assumed by Fidelity Ginnie Mae shall include (except as otherwise provided for herein) all of Spartan Ginnie Mae's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Spartan Ginnie Mae agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.

 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable, Spartan Ginnie Mae will constructively distribute pro rata to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Fidelity Ginnie Mae Shares in exchange for such shareholders' shares of beneficial interest in Spartan Ginnie Mae and Spartan Ginnie Mae will be liquidated in accordance with Spartan Ginnie Mae's Restated Declaration of Trust. Such distribution shall be accomplished by the Funds' transfer agent opening accounts on Fidelity Ginnie Mae's share transfer books in the names of the Spartan Ginnie Mae shareholders and transferring the Fidelity Ginnie Mae Shares thereto. Each Spartan Ginnie Mae shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Fidelity Ginnie Mae Shares due that shareholder. All outstanding Spartan Ginnie Mae shares, including any represented by certificates, shall simultaneously be canceled on Spartan Ginnie Mae's share transfer records. Fidelity Ginnie Mae shall not issue certificates representing the Fidelity Ginnie Mae Shares in connection with the Reorganization.

 (e) Any reporting responsibility of Spartan Ginnie Mae is and shall remain its responsibility up to and including the date on which it is terminated.

 (f) Any transfer taxes payable upon issuance of the Fidelity Ginnie Mae Shares in a name other than that of the registered holder on Spartan Ginnie Mae's books of the Spartan Ginnie Mae shares constructively exchanged for the Fidelity Ginnie Mae Shares shall be paid by the person to whom such Fidelity Ginnie Mae Shares are to be issued, as a condition of such transfer.

4. VALUATION.

 (a) The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the
Valuation Time).

 (b) As of the Closing Date, Fidelity Ginnie Mae will deliver to Spartan Ginnie Mae the number of Fidelity Ginnie Mae Shares having an aggregate net asset value equal to the value of the assets of Spartan Ginnie Mae transferred hereunder less the liabilities of Spartan Ginnie Mae, determined as provided in this Section 4.

 (c) The net asset value per share of the Fidelity Ginnie Mae Shares to be delivered to Spartan Ginnie Mae, the value of the assets of Spartan Ginnie Mae transferred hereunder, and the value of the liabilities of Spartan Ginnie Mae to be assumed hereunder shall in each case be determined as of the Valuation Time.

 (d) The net asset value per share of the Fidelity Ginnie Mae Shares shall be computed in the manner set forth in the then-current Fidelity Ginnie Mae Prospectus and Statement of Additional Information, and the value of the assets and liabilities of Spartan Ginnie Mae shall be computed in the manner set forth in the then-current Spartan Ginnie Mae Prospectus and Statement of Additional Information.

 (e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for Spartan Ginnie Mae and Fidelity Ginnie Mae.

5. FEES; EXPENSES.

 (a) Pursuant to Spartan Ginnie Mae's all-inclusive management contract with Fidelity Management & Research Company (FMR), FMR will pay all fees and expenses, including legal, accounting, printing, filing, and proxy solicitation expenses, portfolio transfer taxes (if any), or other similar expenses incurred in connection with the transactions contemplated by this Agreement (but not including costs incurred in connection with the purchase or sale of portfolio securities). Any expenses incurred in connection with the transactions contemplated by this Agreement which may be attributable to Fidelity Ginnie Mae will be borne by Fidelity Ginnie Mae provided that they,
in combination with the fund's other operating expenses d    o not
exceed the fund's 0.65% expense cap in effect since June 27, 1998. Expenses exceeding the fund's expense cap will be paid by FMR (but not including costs incurred in connection with the purchase or sale of
portfolio securities    or interest, taxes, brokerage commissions or
extraordinary expenses).

 (b) Each of Fidelity Ginnie Mae and Spartan Ginnie Mae represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

6. CLOSING DATE.

 (a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trusts, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on May 27, 1999, or at some other time, date, and place agreed to by Spartan Ginnie Mae and Fidelity Ginnie Mae (the Closing Date).

 (b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of Spartan Ginnie Mae and the net asset value per share of Fidelity Ginnie Mae is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.

7. SHAREHOLDER MEETING AND TERMINATION OF SPARTAN GINNIE MAE.

 (a) Spartan Ginnie Mae agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to Fidelity Ginnie Mae as herein provided, adopting this Agreement, and authorizing the liquidation of Spartan Ginnie Mae.

 (b) Spartan Ginnie Mae agrees that as soon as reasonably practicable after distribution of the Fidelity Ginnie Mae Shares, Spartan Ginnie Mae shall be terminated as a series of Fidelity Union Street Trust pursuant to its Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date Spartan Ginnie Mae shall not conduct any business except in connection with its liquidation and termination.

8. CONDITIONS TO OBLIGATIONS OF FIDELITY GINNIE MAE.

 (a) That Spartan Ginnie Mae furnishes to Fidelity Ginnie Mae a statement, dated as of the Closing Date, signed by an officer of Fidelity Union Street Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Spartan Ginnie Mae made in this Agreement are true and correct in all material respects and that Spartan Ginnie Mae has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;

 (b) That Spartan Ginnie Mae furnishes Fidelity Ginnie Mae with copies of the resolutions, certified by an officer of Fidelity Union Street Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of Spartan Ginnie Mae;

 (c) That, on or prior to the Closing Date, Spartan Ginnie Mae will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of Spartan Ginnie Mae substantially all of Spartan Ginnie Mae's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;

 (d) That Spartan Ginnie Mae shall deliver to Fidelity Ginnie Mae at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on Spartan Ginnie Mae's behalf by its Treasurer or Assistant Treasurer;

 (e) That Spartan Ginnie Mae's custodian shall deliver to Fidelity Ginnie Mae a certificate identifying the assets of Spartan Ginnie Mae held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to Fidelity Ginnie Mae; (ii) Spartan Ginnie Mae's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and
(iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;

 (f) That Spartan Ginnie Mae's transfer agent shall deliver to Fidelity Ginnie Mae at the Closing a certificate setting forth the number of shares of Spartan Ginnie Mae outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;

 (g) That Spartan Ginnie Mae calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to Fidelity Ginnie Mae as herein provided, adopting this Agreement, and authorizing the liquidation and termination of Spartan Ginnie Mae;

 (h) That Spartan Ginnie Mae delivers to Fidelity Ginnie Mae a certificate of an officer of Fidelity Union Street Trust, dated as of the Closing Date, that there has been no material adverse change in Spartan Ginnie Mae's financial position since August 31, 1998, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and

 (i) That all of the issued and outstanding shares of beneficial interest of Spartan Ginnie Mae shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of Spartan Ginnie Mae or its transfer agent by Fidelity Ginnie Mae or its agents shall have revealed otherwise, Spartan Ginnie Mae shall have taken all actions that in the opinion of Fidelity Ginnie Mae are necessary to remedy any prior failure on the part of Spartan Ginnie Mae to have offered for sale and sold such shares in conformity with such laws.

9. CONDITIONS TO OBLIGATIONS OF SPARTAN GINNIE MAE.

 (a) That Fidelity Ginnie Mae shall have executed and delivered to Spartan Ginnie Mae an Assumption of Liabilities, certified by an officer of Fidelity Income Fund, dated as of the Closing Date pursuant to which Fidelity Ginnie Mae will assume all of the liabilities of Spartan Ginnie Mae existing at the Valuation Time in connection with the transactions contemplated by this Agreement;

 (b) That Fidelity Ginnie Mae furnishes to Spartan Ginnie Mae a statement, dated as of the Closing Date, signed by an officer of Fidelity Income Fund, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Fidelity Ginnie Mae made in this Agreement are true and correct in all material respects, and Fidelity Ginnie Mae has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and

 (c) That Spartan Ginnie Mae shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to Spartan Ginnie Mae and Fidelity Ginnie Mae, to the effect that the Fidelity Ginnie Mae Shares are duly authorized and upon delivery to Spartan Ginnie Mae as provided in this Agreement will be validly issued and will be fully paid and nonassessable by Fidelity Ginnie Mae (except as disclosed in Fidelity Ginnie Mae's Statement of Additional Information) and no shareholder of Fidelity Ginnie Mae has any preemptive right of subscription or purchase in respect thereof.

10. CONDITIONS TO OBLIGATIONS OF FIDELITY GINNIE MAE AND SPARTAN
GINNIE MAE.

 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of Spartan Ginnie Mae;

 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, which term as used herein shall include the District of Columbia and Puerto Rico, and including "no action" positions of such federal or state authorities) deemed necessary by Fidelity Ginnie Mae or Spartan Ginnie Mae to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Fidelity Ginnie Mae or Spartan Ginnie Mae, provided that either party hereto may for itself waive any of such conditions;

 (c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;

 (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;

 (e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Fidelity Ginnie Mae and Spartan Ginnie Mae, threatened by the Commission; and

 (f) That Fidelity Ginnie Mae and Spartan Ginnie Mae shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Fidelity Ginnie Mae and Spartan Ginnie Mae that for federal income tax purposes:

  (i) The Reorganization will be a reorganization under section
368(a)(1)(C) of the Code, and Spartan Ginnie Mae and Fidelity Ginnie Mae will each be parties to the Reorganization under section 368(b) of the Code;

  (ii) No gain or loss will be recognized by Spartan Ginnie Mae upon the transfer of all of its assets to Fidelity Ginnie Mae in exchange solely for the Fidelity Ginnie Mae Shares and the assumption of Spartan Ginnie Mae's liabilities followed by the distribution of those Fidelity Ginnie Mae Shares to the shareholders of Spartan Ginnie Mae in liquidation of Spartan Ginnie Mae;

  (iii) No gain or loss will be recognized by Fidelity Ginnie Mae on the receipt of Spartan Ginnie Mae's assets in exchange solely for the Fidelity Ginnie Mae Shares and the assumption of Spartan Ginnie Mae's liabilities;

  (iv) The basis of Spartan Ginnie Mae's assets in the hands of Fidelity Ginnie Mae will be the same as the basis of such assets in Spartan Ginnie Mae's hands immediately prior to the Reorganization;

  (v) Fidelity Ginnie Mae's holding period in the assets to be received from Spartan Ginnie Mae will include Spartan Ginnie Mae's holding period in such assets;

  (vi) A Spartan Ginnie Mae shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in Spartan Ginnie Mae for the Fidelity Ginnie Mae Shares in the Reorganization;

  (vii) A Spartan Ginnie Mae shareholder's basis in the Fidelity
Ginnie Mae Shares to be received by him or her will be the same as his or her basis in the Spartan Ginnie Mae shares exchanged therefor;

  (viii) A Spartan Ginnie Mae shareholder's holding period for his or her Fidelity Ginnie Mae Shares will include the holding period of Spartan Ginnie Mae shares exchanged, provided that those Spartan Ginnie Mae shares were held as capital assets on the date of the Reorganization.

 Notwithstanding anything herein to the contrary, neither Spartan
Ginnie Mae nor Fidelity Ginnie Mae may waive the conditions set forth in this subsection 10(f).

11. COVENANTS OF FIDELITY GINNIE MAE AND SPARTAN GINNIE MAE.

 (a) Fidelity Ginnie Mae and Spartan Ginnie Mae each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;

 (b) Spartan Ginnie Mae covenants that it is not acquiring the Fidelity Ginnie Mae Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;

 (c) Spartan Ginnie Mae covenants that it will assist Fidelity Ginnie Mae in obtaining such information as Fidelity Ginnie Mae reasonably requests concerning the beneficial ownership of Spartan Ginnie Mae's shares; and

 (d) Spartan Ginnie Mae covenants that its liquidation and termination will be effected in the manner provided in its Restated Declaration of Trust in accordance with applicable law and after the Closing Date, Spartan Ginnie Mae will not conduct any business except in connection with its liquidation and termination.

12. TERMINATION; WAIVER.

 Fidelity Ginnie Mae and Spartan Ginnie Mae may terminate this
Agreement by mutual agreement. In addition, either Fidelity Ginnie Mae or Spartan Ginnie Mae may at its option terminate this Agreement at or prior to the Closing Date because:

  (i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or

  (ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

 In the event of any such termination, there shall be no liability for damages on the part of Spartan Ginnie Mae or Fidelity Ginnie Mae, or their respective Trustees or officers.

13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.

 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Fidelity Ginnie Mae or Spartan Ginnie Mae; provided, however, that following the shareholders' meeting called by Spartan Ginnie Mae pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Fidelity Ginnie Mae Shares to be paid to Spartan Ginnie Mae shareholders under this Agreement to the detriment of such shareholders without their further approval.

 (c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.

 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

14. DECLARATIONS OF TRUST.

 A copy of each Fund's Declaration of Trust, as restated and amended, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees of such Fund.

15. ASSIGNMENT.

 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.

[SIGNATURE LINES OMITTED]

SGMX-pxs-0399 CUSIP#316448307/FUND#461
1.715670.100

IMPORTANT PROXY MATERIALS

PLEASE CAST YOUR VOTE NOW!

Dear Shareholder:

I am writing to ask you for your vote on an important proposal to merge Spartan(Registered trademark) Ginnie Mae Fund into Fidelity Ginnie Mae Fund. A shareholder meeting is scheduled for May 19, 1999. Votes received in time to be counted at the meeting will decide whether the merger takes place. This package contains information about the proposal and includes all the materials you will need to vote by mail.

The fund's Board of Trustees has reviewed the proposed merger and has recommended that the proposed merger be presented to shareholders. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees have determined that the proposed merger is in shareholders' best interest. However, the final decision is up to you.

The proposed merger would give shareholders of Spartan Ginnie Mae the opportunity to participate in a larger fund with similar investment policies. The combined fund would also have lower expenses guaranteed through June 30, 2001. We have attached a Q&A to assist you in understanding the proposal. The enclosed proxy statement includes a detailed description of the proposed merger.

Please read the enclosed materials and promptly cast your vote on the proxy card. You are entitled to one vote for each dollar of net asset value you own of a fund on the record date (March 22, 1999). Your vote is extremely important, no matter how large or small your holdings may be.

VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.

If you have any questions before you vote, please call us at 1-800-544-8888. We will be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund.

Sincerely,

Edward C. Johnson 3d
Chairman and Chief Executive Officer


Important information to help you understand and vote on the proposal

Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?
You are being asked to approve a merger of Spartan Ginnie Mae Fund into Fidelity Ginnie Mae Fund.

WHAT IS THE REASON FOR AND ADVANTAGES OF THIS MERGER?
The proposed merger is part of a wider strategy by Fidelity to reduce the number of similar bond funds it manages. The combined fund would have lower expenses guaranteed through June 30, 2001, and similar investment policies.

DO THE FUNDS BEING MERGED HAVE SIMILAR INVESTMENT POLICIES?
Both funds are bond funds that seek high current income by investing primarily in GNMA (Government National Mortgage Association) securities whose interest and principal are guaranteed by the U.S. Government. In addition, both funds have similar portfolios in terms of holdings, interest rate risk, and average maturity.

WHO IS THE FUND MANAGER FOR THESE FUNDS?
Tom Silvia currently manages both funds and is expected to manage the combined fund.

HOW DO THE EXPENSE STRUCTURES OF THE FUNDS COMPARE?
Spartan Ginnie Mae Fund and Fidelity Ginnie Mae Fund have different contractual expense structures. Spartan Ginnie Mae Fund pays an all-inclusive management fee to Fidelity Management & Research Company
(FMR) while Fidelity Ginnie Mae Fund pays its management fees and other expenses separately. If the merger is approved the combined fund will retain Fidelity Ginnie Mae's current expense structure. However, FMR has agreed to limit the combined fund's total operating expenses to 0.63% of average net assets through June 30, 2001. After that date, the combined fund's expenses could increase or decrease, as permitted by the Fidelity Ginnie Mae Fund management contract.

WHAT WILL BE THE NAME OF THE COMBINED FUND AFTER THE MERGER IS
COMPLETED?
If shareholders of Spartan Ginnie Mae Fund approve the merger of their fund into Fidelity Ginnie Mae Fund, the combined fund's name will remain Fidelity Ginnie Mae Fund.

IS THE MERGER A TAXABLE EVENT FOR FEDERAL INCOME TAX PURPOSES?
Typically, the exchange of shares pursuant to a merger does not result in a gain or loss for federal income tax purposes.

WHAT WILL BE THE SIZE OF FIDELITY GINNIE MAE FUND AFTER THE MERGER AND HOW HAS THE FUND PERFORMED?
If the proposal is approved, the combined fund is anticipated to have over $1.5 billion in assets.




The table below shows average annual total returns for both Fidelity Ginnie Mae Fund and its Lipper peer group over the last 1, 3, 5, and 10 year periods. Please keep in mind that past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998*

                             1 YEAR  3 YEARS  5 YEARS  10 YEARS

Fidelity Ginnie Mae Fund     6.39%   6.64%    6.74%    8.41%

Lipper GNMA Funds Average**  6.47%   6.36%    6.51%    8.30%

HOW WILL YOU DETERMINE THE NUMBER OF SHARES OF FIDELITY GINNIE MAE THAT I WILL RECEIVE?
As of the close of business of the New York Stock Exchange on the Closing Date of the merger, shareholders will receive the number of full and fractional shares of Fidelity Ginnie Mae Fund that is equal in value to the net asset value of their shares of Spartan Ginnie Mae Fund on that date. The anticipated closing date is May 27, 1999.

WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH QUORUM BY THE SCHEDULED SHAREHOLDER MEETING DATE?
To facilitate receiving sufficient votes, we will need to take further action. We or D.F. King & Co., Inc., a proxy solicitation firm, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

If there are not sufficient votes to approve the proposal by the time of the Shareholder Meeting (May 19, 1999), the meeting may be adjourned to permit further solicitation of proxy votes.

HAS THE FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSAL?
Yes. The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

HOW MANY VOTES AM I ENTITLED TO CAST?
As a shareholder, you are entitled to one vote for each dollar of net asset value you own of Spartan Ginnie Mae on the record date. The record date is March 22, 1999.

HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity at 800-544-8888.

HOW DO I SIGN THE PROXY CARD?
INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

JOINT ACCOUNTS: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

* Average annual total returns are historical and include changes in share price, reinvestment of dividends and capital gains, if any.
Share price, yield and return will vary.

** Lipper, Inc. is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Lipper averages are based on universes of funds with the same investment objective. Peer group averages include reinvested dividends and capital gains, if any, and exclude sales charges.

FOR MORE COMPLETE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS. READ IT
CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Fidelity Distributors Corporation

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.

----------------------------------------------------------------------

FIDELITY UNION STREET TRUST: SPARTAN GINNIE MAE FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Union Street Trust: Spartan Ginnie Mae Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 19, 1999 at 10:00 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy
shall be voted on the    proposal     described in the Proxy Statement
as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1999
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

    cusip # 316448307/fund # 461

Please refer to the Proxy Statement discussion of this matter.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

----------------------------------------------------------------------
______________________________________________________________________

1.  To approve an Agreement and   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  1.
    Plan of Reorganization
    between Spartan Ginnie Mae
    Fund and Fidelity Income
    Fund: Fidelity Ginnie Mae
    Fund, providing for the
    transfer of all of the
    assets of Spartan Ginnie Mae
    Fund to Fidelity Ginnie Mae
    Fund in exchange solely for
    shares of beneficial
    interest in Fidelity Ginnie
    Mae Fund and the assumption
    by Fidelity Ginnie Mae Fund
    of Spartan Ginnie Mae Fund's
    liabilities, followed by the
    distribution of Fidelity
    Ginnie Mae Fund shares to
    shareholders of Spartan
    Ginnie Mae Fund in
    liquidation of Spartan
    Ginnie Mae Fund.


SGM-PXC-399    cusip # 316448307/fund# 461

SUPPLEMENT TO FIDELITY'S GOVERNMENT BOND FUNDS SEPTEMBER 21, 1998
PROSPECTUS

The following information replaces similar information found in the "Expenses" section on page 6.

INTERMEDIATE GOV'T INCOME

Management fee                  0.65%

12b-1 fee                       None

Other expenses                  0.00%

Total fund operating expenses   0.65%

The following information replaces similar information found in the "expenses" section on page 7.
INTERMEDIATE GOV'T INCOME

1 year    $ 7

3 years   $ 21

5 years   $ 36

10 years  $ 81

The following information replaces footnote D to the Financial
Highlights table for Fidelity Ginnie Mae Fund found on page 8.

FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

The following information replaces the biographical information for Curt Hollingsworth found in the "Charter" section on page 15.

Thomas Silvia is Vice President and manager of Ginnie Mae and Government Income, which he has managed since December 1998. He also manages other Fidelity funds. Mr. Silvia joined Fidelity as a senior mortgage trader in 1993. Previously, he was a quantitative analyst with Donaldson, Lufkin & Jenrette in New York from 1990 to 1993.

Andrew Dudley is Vice President and manager of Intermediate Government Income, which he has managed since December 1998. He also manages other Fidelity funds. Prior to joining Fidelity in 1996, Mr. Dudley was a portfolio manager for Putnam Investments from 1991 to 1996.

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.

To learn more about each fund and its investments, you can obtain a copy of each fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated September 21, 1998. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web Site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity(registered trademark) at 1-800-544-8888.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION, NOR HAS
THE SECURITIES AND EXCHANGE
COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.

GVT-pro-0998
1.537653.101

FIDELITY'S
GOVERNMENT BOND
FUNDS

Each of these funds seeks high current income by investing mainly in U.S. Government securities. The funds have different investment strategies, however, and carry varying degrees of risk and yield potential.

FIDELITY GINNIE MAE FUND
(fund number 015, trading symbol FGMNX)

FIDELITY GOVERNMENT INCOME FUND (formerly Fidelity Government
Securities Fund)
(fund number 054, trading symbol FGOVX)

FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND (formerly
Spartan(registered trademark) Limited Maturity Government Fund)
(fund number 452, trading symbol FSTGX)

PROSPECTUS
SEPTEMBER 21, 1998

(FIDELITY_LOGO_GRAPHIC)(REGISTERED TRADEMARK)
82 DEVONSHIRE STREET, BOSTON, MA 02109


CONTENTS


KEY FACTS                28  THE FUNDS AT A GLANCE

                         29  WHO MAY WANT TO INVEST

                         30  EXPENSES Each fund's yearly
                             operating expenses.

                         32  FINANCIAL HIGHLIGHTS A
                             summary of each fund's
                             financial data.

                         41  PERFORMANCE How each fund has
                             done over time.

THE FUNDS IN DETAIL      44  CHARTER How each fund is
                             organized.

                         44  INVESTMENT PRINCIPLES AND
                             RISKS Each fund's overall
                             approach to investing.

                         46  BREAKDOWN OF EXPENSES How
                             operating costs are
                             calculated and what they
                             include.

YOUR ACCOUNT             47  DOING BUSINESS WITH FIDELITY

                         47  TYPES OF ACCOUNTS Different
                             ways to set up your account,
                             including tax-advantaged
                             retirement plans.

                         49  HOW TO BUY SHARES Opening an
                             account and making
                             additional investments.

                         53  HOW TO SELL SHARES Taking
                             money out and closing your
                             account.

                         57  INVESTOR SERVICES Services to
                             help you manage your account.

SHAREHOLDER AND ACCOUNT  58  DIVIDENDS, CAPITAL GAINS,
POLICIES                     AND TAXES

                         59  TRANSACTION DETAILS Share
                             price calculations and the
                             timing of purchases and
                             redemptions.

                         60  EXCHANGE RESTRICTIONS

KEY FACTS


THE FUNDS AT A GLANCE

MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments(registered trademark), which was established in 1946 and is now America's largest mutual fund manager. Foreign affiliates of FMR may help choose investments for some of the funds.

Beginning January 1, 1999, Fidelity Investments Money Management, Inc.
(FIMM), a subsidiary of FMR, will choose investments for the funds.

As with any mutual fund, there is no assurance that a fund will achieve its goal.

GINNIE MAE

GOAL: High current income.

STRATEGY: Invests mainly in mortgage securities issued by the Government National Mortgage Association (Ginnie Maes). FMR uses the Lehman Brothers GNMA Index as a guide in structuring the fund and selecting its investments.

SIZE: As of July 31, 1998, the fund had over $917 million in assets.

GOVERNMENT INCOME

GOAL: High current income with preservation of capital.

STRATEGY: Normally invests in U.S. Government securities and instruments related to U.S. Government securities. FMR uses the Lehman Brothers Government Bond Index as a guide in structuring the fund and selecting its investments.

SIZE: As of July 31, 1998, the fund had over $1.2 billion in assets.

INTERMEDIATE GOV'T INCOME

GOAL: High current income with preservation of capital.
STRATEGY: Normally invests in U.S. Government securities and instruments related to U.S. Government securities while maintaining a dollar-weighted average maturity of three to ten years. FMR uses the Lehman Brothers Intermediate Government Bond Index as a guide in structuring the fund and selecting its investments.

SIZE: As of July 31, 1998, the fund had over $703 million in assets.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who seek high current income from a portfolio of U.S. Government securities. A fund's level of risk and potential reward depend on the quality and maturity of its investments.

The value of the funds' investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other economic and political news. Ginnie Mae's investments are also subject to prepayment risk, which can lower the fund's yield, particularly in periods of declining interest rates. When you sell your shares, they may be worth more or less than what you paid for them. By themselves, the funds do not constitute a balanced investment plan.

(checkmark)THE SPECTRUM OF
FIDELITY FUNDS

Broad categories of Fidelity
funds are presented here in
order of ascending risk.
Generally, investors seeking
to maximize return must
assume greater risk. The funds
in this prospectus are in the
INCOME category.

(solid bullet) MONEY MARKET Seeks
income and stability by
investing in high-quality,
short-term investments.

(right arrow) INCOME Seeks income by
investing in bonds.

(solid bullet) GROWTH AND INCOME Seeks
long-term growth and income
by investing in stocks and
bonds.

(solid bullet) GROWTH Seeks long-term
growth by investing mainly in
stocks.

EXPENSES

SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy, sell, or exchange shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page 79, for an explanation of how and when these charges apply.

Sales charge on purchases and  None
reinvested distributions

Deferred sales charge on       None
redemptions

Annual account maintenance     $12.00
fee (for accounts under
$2,500)

ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR. FMR is responsible for the payment of all other expenses for Intermediate Government Income with certain limited exceptions. Each of Ginnie Mae and Government Income also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. A fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" page 66).

The following figures are based on historical expenses, adjusted to reflect current fees, of each fund and are calculated as a percentage of average net assets of each fund. In addition, on behalf of Intermediate Government Income, FMR has entered into arrangements with the fund's custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce fund expenses. Each of Ginnie Mae and Government Income has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses presented in the table would have been 0.68% for Government Income.

GINNIE MAE

Management fee (after          0.35%
reimbursement)

12b-1 fee                      None

Other expenses                 0.30%

Total fund operating expenses  0.65%
(after reimbursement)

GOVERNMENT INCOME

Management fee                  0.44%

12b-1 fee                       None

Other expenses                  0.25%

Total fund operating expenses   0.69%

INTERMEDIATE GOV'T INCOME

Management fee (after          0.38%
reimbursement)

12b-1 fee                      None

Other expenses                 0.00%

Total fund operating expenses  0.38%
(after reimbursement)

EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder transaction expenses and each fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:

GINNIE MAE

1 year    $ 7

3 years   $ 21

5 years   $ 36

10 years  $ 81

GOVERNMENT INCOME

1 year    $ 7

3 years   $ 22

5 years   $ 38

10 years  $ 86

INTERMEDIATE GOV'T INCOME

1 year    $ 4

3 years   $ 12

5 years   $ 21

10 years  $ 48

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary.

Effective June 27, 1998, FMR has voluntarily agreed to reimburse Ginnie Mae to the extent that the management fee, other expenses and total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 0.65% of its average net assets. If this agreement were not in effect, the management fee, other expenses and total operating expenses, as a percentage of average net assets, of the fund would have been 0.44%, 0.30% and 0.74%, respectively.

Effective March 1, 1997, FMR has voluntarily agreed to reimburse Intermediate Government Income to the extent that total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 0.38% of its average net assets. If this agreement were not in effect, the management fee, other expenses, and total operating expenses would have been 0.65%, 0.00%, and 0.65%, respectively.

The reimbursement agreement for Intermediate Government Income will continue through December 31, 1998.

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow have been audited by PricewaterhouseCoopers LLP, independent accountants. The funds' financial highlights, financial statements, and reports of the auditor are included in the funds' Annual Report, and are incorporated by reference into (are legally a part of) the funds' SAI. Contact
Fidelity for a free copy of an Annual Report or the SAI.

FIDELITY GINNIE MAE FUND

Selected Per-Share Data
and Ratios

Years ended July 31          1998      1997      1996      1995      1994      1993      1992      1991      1990

Net asset value, beginning   $ 10.850  $ 10.530  $ 10.640  $ 10.360  $ 11.260  $ 11.060  $ 10.650  $ 10.370  $ 10.420
of period

Income from Investment        .714B     .720B     .688      .721      .582      .800      .833      .845      .891
Operations  Net investment
 income

 Net realized and             .004      .310      (.107)    .292      (.650)    .083      .373      .288      (.099)
unrealized gain (loss)

 Total from investment        .718      1.030     .581      1.013     (.068)    .883      1.206     1.133     .792
operations

Less Distributions  From      (.698)    (.710)    (.691)    (.713)    (.582)    (.683)    (.796)    (.853)    (.842)
net   investment income

 From net   realized gain     --        --        --        --        (.190)    --        --        --        --

 In excess of net             --        --        --        (.020)    (.060)    --        --        --        --
realized gain

 Total distributions          (.698)    (.710)    (.691)    (.733)    (.832)    (.683)    (.796)    (.853)    (.842)

Net asset value, end of      $ 10.870  $ 10.850  $ 10.530  $ 10.640  $ 10.360  $ 11.260  $ 11.060  $ 10.650  $ 10.370
period

Total returnA                 6.81%     10.11%    5.55%     10.26%    (.63)%    8.23%     11.65%    11.36%    8.01%

Net assets, end of period    $ 917     $ 822     $ 790     $ 767     $ 769     $ 976     $ 914     $ 797     $ 658
(in millions)

Ratio of expenses to          .72%C     .76%      .76%      .75%      .82%      .80%      .80%      .83%      .83%
average net assets

Ratio of expenses to          .72%      .75%D     .75%D     .75%      .82%      .80%      .80%      .83%      .83%
average net assets after
expense reductions

Ratio of net investment       6.58%     6.75%     6.69%     7.24%     7.03%     7.26%     7.73%     8.24%     8.71%
income to average  net assets

Portfolio turnover rate       172%      98%       107%      210%      303%      259%      114%      125%      96%



FIDELITY GINNIE MAE FUND

Selected Per-Share Data
and Ratios

Years ended July 31          1989

Net asset value, beginning   $ 10.020
of period

Income from Investment        .916
Operations  Net investment
 income

 Net realized and             .322
unrealized gain (loss)

 Total from investment        1.238
operations

Less Distributions  From      (.838)
net   investment income

 From net   realized gain     --

 In excess of net             --
realized gain

 Total distributions          (.838)

Net asset value, end of      $ 10.420
period

Total returnA                 13.00%

Net assets, end of period    $ 651
(in millions)

Ratio of expenses to          .85%
average net assets

Ratio of expenses to          .85%
average net assets after
expense reductions

Ratio of net investment       9.03%
income to average  net assets

Portfolio turnover rate       291%


E THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
F NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
G FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FIDELITY GOVERNMENT INCOME FUND

Selected Per-Share Data
and Ratios

Year ended July 31           1998E     1997D    1996D    1995D    1994D     1993D     1992F     1991G     1990G    1989G

Net asset value, beginning   $ 9.760   $ 9.620  $ 9.890  $ 9.330  $ 10.870  $ 10.500  $ 10.300  $ 9.640   $ 9.610  $ 9.270
of period

Income from Investment        .481I     .625I    .670     .625     .626      .672      .556      .801      .832     .784
Operations
Net investment
income

 Net realized and             .208      .175     (.299)   .564     (1.225)   .627      .198      .660      .030     .340
unrealized gain (loss)

 Total from investment        .689      .800     .371     1.189    (.599)    1.299     .754      1.461     .862     1.124
operations

Less Distributions
From net investment income    (.469)    (.660)   (.641)   (.609)   (.631)    (.679)    (.554)    (.801)    (.832)   (.784)


 From net realized gain       --        --       --       --       (.310)    (.250)    --        --        --       --

 In excess of net             --        --       --       (.020)   --        --        --        --        --       --
realized gain

 Total distributions          (.469)    (.660)   (.641)   (.629)   (.941)    (.929)    (.554)    (.801)    (.832)   (.784)

Net asset value,  end of     $ 9.980   $ 9.760  $ 9.620  $ 9.890  $ 9.330   $ 10.870  $ 10.500  $ 10.300  $ 9.640  $ 9.610
period

Total returnB,C               7.19%     8.61%    3.82%    13.21%   (5.81)%   13.18%    7.65%     15.96%    9.53%    12.62%

Net assets, end of period    $ 1,253   $ 1,023  $ 949    $ 897    $ 614     $ 729     $ 582     $ 522     $ 469    $ 560
(in millions)

Ratio of expenses to          .69%A     .73%     .72%     .71%     .69%      .69%      .70%A     .70%      .66%     .73%
average net assets

Ratio of expenses to          .68%A,H   .72%H    .71%H    .71%     .69%      .69%      .70%A     .70%      .66%     .73%
average net assets after
expense reductions

Ratio of net investment       5.82%A    6.48%    6.52%    6.36%    6.26%     6.40%     7.31%A    8.23%     8.84%    8.29%
income to average  net assets

Portfolio turnover rate       289%A     199%     124%     391%     402%      323%      219%A     257%      302%     312%



FIDELITY GOVERNMENT INCOME FUND

Selected Per-Share Data
and Ratios

Year ended July 31           1988G

Net asset value, beginning   $ 9.520
of period

Income from Investment        .839
Operations  Net investment
income

 Net realized and             (.250)
unrealized gain (loss)

 Total from investment        .589
operations

Less Distributions  From      (.839)
net   investment income

 From net realized gain       --

 In excess of net             --
realized gain

 Total distributions          (.839)

Net asset value,  end of     $ 9.270
period

Total returnB,C               6.36%

Net assets, end of period    $ 568
(in millions)

Ratio of expenses to          .79%
average net assets

Ratio of expenses to          .79%
average net assets after
expense reductions

Ratio of net investment       8.87%
income to average  net assets

Portfolio turnover rate       283%


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D YEAR ENDED SEPTEMBER 30
E TEN MONTHS ENDED JULY 31,1998
F NINE MONTHS ENDED SEPTEMBER 30, 1992
G YEAR ENDED DECEMBER 31
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
I NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND

Selected Per-Share Data
and Ratios

Years ended July 31          1998     1997     1996     1995     1994      1993      1992      1991      1990

Net asset value, beginning   $ 9.790  $ 9.650  $ 9.760  $ 9.610  $ 10.310  $ 10.180  $ 10.060  $ 9.930   $ 10.030
of period

Income from Investment        .652C    .675C    .678     .610     .470      .872      .836      .853      .816
Operations  Net investment
 income

 Net realized and             (.008)   .124     (.150)   .143     (.410)    (.087)    .021      .142      (.100)
unrealized gain (loss)

 Total from investment        .644     .799     .528     .753     .060      .785      .857      .995      .716
operations

Less Distributions  From      (.654)   (.659)   (.638)   (.603)   (.540)    (.605)    (.677)    (.845)    (.816)
net   investment income

 From net realized gain       --       --       --       --       --        (.050)    (.060)    (.020)    --

 In excess of net             --       --       --       --       (.220)    --        --        --        --
realized gain

 Total distributions          (.654)   (.659)   (.638)   (.603)   (.760)    (.655)    (.737)    (.865)    (.816)

Net asset value,  end of     $ 9.780  $ 9.790  $ 9.650  $ 9.760  $ 9.610   $ 10.310  $ 10.180  $ 10.060  $ 9.930
period

Total returnA,B               6.78%    8.56%    5.49%    8.16%    .57%      7.96%     8.78%     10.43%    7.49%

Net assets, end of period    $ 704    $ 704    $ 740    $ 817    $ 1,018   $ 1,529   $ 1,770   $ 880     $ 132
(in millions)

Ratio of expenses to          .38%E    .54%E    .63%E    .65%     .65%      .65%      .61%E     .50%E     .83%
average net assets

Ratio of expenses to          .38%     .54%     .62%D    .65%     .65%      .65%      .61%      .50%      .83%
average net assets after
expense reductions

Ratio of net investment       6.65%    6.96%    6.89%    7.18%    7.37%     8.05%     8.24%     8.63%     8.28%
income to average  net assets

Portfolio turnover rate       188%     105%     105%     210%     391%      324%      330%      288%      270%



FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND

Selected Per-Share Data
and Ratios

Years ended July 31          1989

Net asset value, beginning   $ 9.880
of period

Income from Investment        .806
Operations  Net investment
 income

 Net realized and             .150
unrealized gain (loss)

 Total from investment        .956
operations

Less Distributions  From      (.806)
net   investment income

 From net realized gain       --

 In excess of net             --
realized gain

 Total distributions          (.806)

Net asset value,  end of     $ 10.030
period

Total returnA,B               10.14%

Net assets, end of period    $ 125
(in millions)

Ratio of expenses to          .68%E
average net assets

Ratio of expenses to          .68%
average net assets after
expense reductions

Ratio of net investment       8.20%
income to average  net assets

Portfolio turnover rate       806%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT CLOSEOUT FEE.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.

PERFORMANCE

Bond fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.

Each fund's fiscal year runs from August 1 through July 31. The tables below show each fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average. The charts on page present calendar year performance.

AVERAGE ANNUAL TOTAL RETURNS

Fiscal periods ended July 31,  Past 1 year  Past 5 years  Past 10 years
1998

Ginnie Mae*                     6.81%        6.34%         8.37%

Lehman Brothers GNMA Index      7.46%        7.01%         9.25%

Lipper GNMA Funds Average       6.81%        6.11%         8.27%

Government Income               7.67%        5.87%         8.70%

Lehman Brothers Gov't Bond      8.35%        6.57%         8.97%
Index

Lipper General U.S. Gov't       7.32%        5.60%         7.93%
Funds Average

Intermediate Gov't Income*      6.78%        5.87%         7.40%

Lehman Brothers Intermediate    6.83%        5.95%         8.12%
Gov't Bond Index

Lipper Short-Intermediate       5.67%        5.00%         7.38%
U.S. Gov't. Funds Average

* IF FMR HAD NOT REIMBURSED CERTAIN FUND EXPENSES DURING THESE
PERIODS, YIELDS AND TOTAL RETURNS WOULD HAVE BEEN LOWER.

CUMULATIVE TOTAL RETURNS

Fiscal periods ended July 31,  Past 1 year  Past 5 years  Past 10 years
1998

Ginnie Mae*                     6.81%        36.00%        123.36%

Lehman Brothers GNMA Index      7.46%        40.29%        142.29%

Lipper GNMA Funds Average       6.81%        34.54%        121.63%

Government Income               7.67%        33.00%        130.27%

Lehman Brothers Gov't Bond      8.35%        37.43%        135.99%
Index

Lipper General U.S. Gov't       7.32%        31.41%        115.07%
Funds Average

Intermediate Gov't Income*      6.78%        33.02%        104.23%

Lehman Brothers Intermediate    6.83%        33.48%        118.39%
Gov't Bond Index

Lipper Short-Intermediate       5.67%        27.74%        104.03%
U.S. Gov't Funds Average

* IF FMR HAD NOT REIMBURSED CERTAIN FUND EXPENSES DURING THESE
PERIODS, YIELDS AND TOTAL RETURNS WOULD HAVE BEEN LOWER.

(checkmark)UNDERSTANDING
PERFORMANCE

Because these funds invest in
fixed-income securities, their
performance is related to
changes in interest rates.
Funds that hold short-term
bonds are usually less
affected by changes in
interest rates than long-term
bond funds. For that reason,
long-term bond funds typically
offer higher yields and carry
more risk than short-term bond
funds.

EXPLANATION OF TERMS

TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

LEHMAN BROTHERS GNMA INDEX is a market capitalization weighted index of fixed-rate securities issued by the Government National Mortgage Association.

LEHMAN BROTHERS GOVERNMENT BOND INDEX is an index of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX is a market value weighted index of U.S. Government fixed-rate debt issues with maturities between one and ten years.

Unlike each fund's returns, the total returns of each comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.

THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.

THE COMPETITIVE FUNDS AVERAGES are the Lipper GNMA Funds Average, Lipper General U.S. Government Funds Average, and Lipper Short-Intermediate U.S. Government Funds Average for Ginnie Mae, Government Income, and Intermediate Government Income, respectively. As of July 31, 1998, the averages reflected the performance of 53, 185, and 100 mutual funds with similar investment objectives, respectively. These averages, published by Lipper Analytical Services, Inc., exclude the effect of sales loads.

The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888.

TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN
INDICATION OF FUTURE PERFORMANCE.


YEAR-BY-YEAR TOTAL RETURNS
Calendar years             1989   1990  1991   1992  1993  1994   1995   1996  1997
INTERMEDIATE GOV'T INCOME  10.35% 9.13% 11.91% 5.76% 6.42% -0.95% 13.93% 4.14% 7.70%
Lehman Brothers Intermediate
Government                 12.68% 9.56% 14.11% 6.93% 8.17% -1.75% 14.41% 4.06% 7.72%
Lipper Short-Intermediate U.S. Govt.
Fund Average               10.84% 9.22% 13.11% 5.94% 6.96% -2.26% 12.46% 3.52% 6.72%
Consumer Price Index        4.65% 6.11% 3.06% 2.90% 2.75% 2.67% 2.54% 3.32% 1.70%

Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 10.35
Row: 3, Col: 1, Value: 9.129999999999999
Row: 4, Col: 1, Value: 11.91
Row: 5, Col: 1, Value: 5.76
Row: 6, Col: 1, Value: 6.42
Row: 7, Col: 1, Value: -0.9500000000000001
Row: 8, Col: 1, Value: 13.93
Row: 9, Col: 1, Value: 4.14
Row: 10, Col: 1, Value: 7.7
(LARGE SOLID BOX) Intermediate
Gov't Income

YEAR-BY-YEAR TOTAL RETURNS
Calendar years             1989    1990  1991   1992  1993   1994   1995    1996  1997
GOVERNMENT INCOME          12.62%  9.53% 15.96% 7.97% 12.32% -5.21% 18.07%  2.09% 8.93%
Lehman Brothers Government
Bond Index                 14.22%  8.72% 15.32% 7.23% 10.66% -3.37% 18.34%  2.77% 9.59%
Lipper General U.S. Government
Funds Average              12.46%  8.22% 14.44% 6.41%  9.42% -4.64% 17.34% 1.72% 8.84%
Consumer Price Index        4.65%  6.11%  3.06% 2.90%  2.75%  2.67%  2.54% 3.32% 1.70%

Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 12.62
Row: 3, Col: 1, Value: 9.529999999999999
Row: 4, Col: 1, Value: 15.96
Row: 5, Col: 1, Value: 7.970000000000001
Row: 6, Col: 1, Value: 12.32
Row: 7, Col: 1, Value: -5.21
Row: 8, Col: 1, Value: 18.07
Row: 9, Col: 1, Value: 2.09
Row: 10, Col: 1, Value: 8.93
(LARGE SOLID BOX) Government Income

YEAR-BY-YEAR TOTAL RETURNS
Calendar years              1989    1990   1991   1992  1993   1994   1995   1996  1997
GINNIE MAE                  13.85%  10.50% 13.57% 6.70% 6.11%  -2.00% 16.60% 4.86% 8.70%
Lehman Brothers GNMA Index  15.69%  10.58% 16.04% 7.41% 6.58%  -1.50% 17.05% 5.53% 9.53%
Lipper GNMA Funds Average   13.28%   9.55% 14.86% 6.49% 6.57%  -2.49% 16.25% 3.81% 8.80%
Consumer Price Index         4.65%   6.11%  3.06% 2.90% 2.75%   2.67%  2.54% 3.32% 1.70%

Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 13.85
Row: 3, Col: 1, Value: 10.5
Row: 4, Col: 1, Value: 13.57
Row: 5, Col: 1, Value: 6.7
Row: 6, Col: 1, Value: 6.109999999999999
Row: 7, Col: 1, Value: -2.0
Row: 8, Col: 1, Value: 16.6
Row: 9, Col: 1, Value: 4.859999999999999
Row: 10, Col: 1, Value: 8.699999999999999
(LARGE SOLID BOX) Ginnie Mae

THE FUNDS IN DETAIL


CHARTER

EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Ginnie Mae and Intermediate Government Income are diversified funds, and Government Income is a non-diversified fund of Fidelity Income Fund, an open-end management investment company organized as a Massachusetts business trust on August 7, 1984.

EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.

THE FUNDS MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.

FMR AND ITS AFFILIATES

The funds are managed by FMR, which chooses the funds' investments and handles their business affairs.

Affiliates assist FMR with foreign investments:

(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for Ginnie Mae and Intermediate Government Income.

(small solid bullet) Fidelity Management & Research (Far East) Inc. (FMR Far East), in Tokyo, Japan, serves as a sub-adviser for Ginnie Mae and Intermediate Government Income.

Beginning January 1, 1999, FIMM, located in Merrimack, New Hampshire, will have primary responsibility for providing investment management services for the funds.

Curt Hollingsworth is Vice President and manager of Ginnie Mae and Government Income, which he has managed since February 1997; and Intermediate Government Income, which he has managed since May 1988. Since joining Fidelity in 1983, Mr. Hollingsworth has worked as a fixed-income trader and portfolio manager.

Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

Fidelity Distributors Corporation (FDC) distributes and markets
Fidelity's funds and services.

Fidelity Service Company, Inc. (FSC) performs transfer agent servicing functions for each fund.

FMR Corp. is the ultimate parent company of FMR, FMR U.K., FMR Far East, and FIMM. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.

FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

INVESTMENT PRINCIPLES AND RISKS

BOND FUNDS IN GENERAL. The yield and share price of a bond fund change daily based on changes in interest rates and market conditions, and in response to other economic, political, or financial events. The types and maturities of the securities a bond fund purchases and the credit quality of their issuers will impact a bond fund's reaction to these events.

The total return from a bond includes both income and price gains or losses. While income is the most important component of bond returns over time, a bond fund's emphasis on income does not mean the fund invests only in the highest-yielding bonds available, or that it can avoid losses of principal.

INTEREST RATE RISK. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short-term interest rates and long-term interest rates do not necessarily move in the same amount or in the same direction. A short-term bond tends to react to changes in short-term interest rates and a long-term bond tends to react to changes in long-term interest rates.

ISSUER RISK. The price of a bond is affected by the credit quality of its issuer. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds.

PREPAYMENT RISK. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can prepay principal prior to the security's maturity. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security may be difficult to predict and result in greater volatility.

FIDELITY'S APPROACH TO BOND FUNDS. In managing bond funds, FMR selects a benchmark index that is representative of the universe of securities in which a fund invests. FMR uses this benchmark as a guide in structuring the fund and selecting its investments.

FMR allocates assets among different market sectors (for example, fixed-rate or adjustable rate mortgages) and different maturities based on its view of the relative value of each sector or maturity.

FMR focuses on assembling a portfolio of income-producing bonds that it believes will provide the best balance between risk and return within the universe of securities in which a fund may invest. FMR's evaluation of a potential investment includes an analysis of the credit quality of the issuer, its structural features, its current price compared to FMR's estimate of its long-term value, and any short-term trading opportunities resulting from market inefficiencies.

GINNIE MAE seeks high current income, consistent with prudent investment risk, by investing in Ginnie Maes. When consistent with its goal, the fund may also consider the potential for capital gain. FMR normally invests at least 65% of the fund's total assets in Ginnie Maes. The fund may also invest in other U.S. Government securities and instruments related to U.S. Government securities. Other instruments may include futures or options on U.S. Government securities or interests in U.S. Government securities that have been repackaged by dealers or other third parties. It is important to note that neither the fund's share price nor its yield is guaranteed by the U.S. Government.

Ginnie Maes are government securities that are interests in pools of mortgage loans. Their principal and interest payments are fully guaranteed by the U.S. Government, making them high-quality investments.

The benchmark index for the fund is the Lehman Brothers GNMA Index, a market capitalization weighted index of fixed-rate securities that represent interests in pools of mortgage loans with original terms of 15 and 30 years and are issued by the Government National Mortgage Association (GNMA). FMR manages the fund to have similar overall interest rate risk to the index. As of July 31, 1998, the dollar-weighted average maturity of the fund and the index was approximately 6.10 years and 5.75 years, respectively.

The reaction of mortgage securities to changes in interest rates can be difficult to predict because mortgage securities are subject to prepayment of principal and interest and can be structured in a complex manner. In determining a security's maturity for purposes of calculating a fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.

GOVERNMENT INCOME seeks high current income, consistent with preservation of principal, by investing in U.S. Government securities and instruments related to U.S. Government securities under normal conditions. The benchmark index for the fund is the Lehman Brothers Government Bond Index, a market value weighted benchmark of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more. FMR manages the fund to have similar overall interest rate risk to the index. As of July 31,1998, the dollar-weighted average maturity of the fund and the index was approximately 8.70 years and 8.90 years, respectively.

In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.

The fund normally invests only in U.S. Government securities, repurchase agreements and other instruments related to U.S. Government securities. FMR normally invests at least 65% of the fund's total assets in U.S. Government securities and repurchase agreements for U.S. Government securities. Other instruments may include futures or options on U.S. Government securities or interests in U.S. Government securities that have been repackaged by dealers or other third parties. It is important to note that neither the fund's share price nor its yield is guaranteed by the U.S. Government.

INTERMEDIATE GOVERNMENT INCOME seeks high current income, consistent with preservation of capital, by investing in U.S. Government securities and instruments related to U.S. Government securities under normal conditions. The benchmark index for the fund is the Lehman Brothers Intermediate Government Bond Index, a market value weighted benchmark of U.S. Government fixed-rate debt issues with maturities between one and 10 years. FMR manages the fund to have similar overall interest rate risk to the index. As of July 31, 1998, the dollar-weighted average maturity of the fund and the index was approximately 4.70 years and 3.88 years, respectively. In addition, the fund normally maintains a dollar-weighted average maturity of between three and 10 years.

In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.

The fund normally invests only in U.S. Government securities, repurchase agreements and other instruments related to U.S. Government securities. FMR normally invests at least 65% of the fund's total assets in U.S. Government securities and repurchase agreements for U.S. Government securities. Other instruments may include futures or options on U.S. Government securities or interests in U.S. Government securities that have been repackaged by dealers or other third parties. It is important to note that neither the fund's share price nor its yield is guaranteed by the U.S. Government.

FMR may use various investment techniques to hedge a portion of a fund's risks, but there is no guarantee that these strategies will work as FMR intends. When you sell your shares of a fund, they may be worth more or less than what you paid for them.

FMR normally invests each fund's assets according to its investment strategy. Each fund also reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.

SECURITIES AND INVESTMENT PRACTICES

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.

FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.

DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes. In addition, bond prices are also affected by the credit quality of the issuer.

U.S. GOVERNMENT SECURITIES are high-quality debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, U.S. Government securities such as those issued by Fannie Mae are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Other U.S. Government securities, such as those issued by the Federal Farm Credit Banks Funding Corporation, are supported only by the credit of the entity that issued them.

ASSET-BACKED SECURITIES include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, these securities may be subject to prepayment risk.

MORTGAGE SECURITIES include interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by agencies or instrumentalities of the U.S. Government or by private entities.

The price of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their price highly volatile. Also, mortgage securities, especially stripped mortgage-backed securities, are subject to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.

RESTRICTIONS: Each of Government Income and Intermediate Government Income does not currently intend to invest more than 40% of its assets in mortgage securities.

STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into swap agreements and purchasing indexed securities.

FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

ILLIQUID SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to a fund.

RESTRICTIONS: A fund may not invest more than 10% of its assets in illiquid securities.

WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.

OTHER INSTRUMENTS may include real estate-related instruments.

CASH MANAGEMENT. A fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.

BORROWING. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

RESTRICTIONS: Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.

LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR or its affiliates.

RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of a fund's total assets.

FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.

GINNIE MAE seeks a high level of current income consistent with prudent investment risk, by investing primarily in mortgage-related securities. In seeking current income, the fund may also consider the potential for capital gain.

GOVERNMENT INCOME seeks a high level of current income, consistent with preservation of principal. The fund invests in securities issued by the U.S. Government or issued by U.S. Government agencies or instrumentalities, and in certain options and futures contracts.

INTERMEDIATE GOVERNMENT INCOME seeks a high level of current income as is consistent with the preservation of capital.

Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.

Loans, in the aggregate, may not exceed 331/3% of each fund's total assets.

BREAKDOWN OF EXPENSES

Like all mutual funds, each fund pays fees related to its daily operations. Expenses paid out of each fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services for certain funds. Each of Ginnie Mae and Government Income also pays OTHER EXPENSES, which are explained on page 69.

FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which, in the case of certain funds, may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.

MANAGEMENT FEE AND OTHER EXPENSES

The management fee is calculated and paid to FMR every month. FMR pays all of the other expenses of Intermediate Government Income with limited exceptions.

Intermediate Government Income's annual management fee rate is 0.65% of its average net assets. For the fiscal year ended July 31, 1998, Intermediate Government Income paid a management fee of 0.38% of the fund's average net assets, after reimbursement.

For each of Ginnie Mae and Government Income, the fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For July 1998, the group fee rate was 0.1331%. The individual fund fee rate is 0.30% for each of Ginnie Mae and Government Income.

The total management fee for the fiscal year ended July 31, 1998 was 0.42%, after reimbursement, of the fund's average net assets for Ginnie Mae and 0.44% (annualized) of the fund's average net assets for Government Income.

FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East on behalf of Ginnie Mae and Intermediate Government Income. These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.

The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its management fee rate with respect to a fund's investments that the sub-adviser manages on a discretionary basis.

Beginning January 1, 1999, FIMM will have primary responsibility for managing each fund's investments. FMR will pay FIMM 50% of its management fee (before expense reimbursements) for FIMM's services.

While the management fee is a significant component of each of Ginnie Mae's and Government Income's annual operating costs, these funds have other expenses as well.

The funds contract with FSC to perform transfer agency, dividend disbursing, shareholder servicing, and accounting functions. These services include processing shareholder transactions, valuing each fund's investments, handling securities loans for each fund, and calculating each fund's share price and dividends.

For the fiscal year ended July 1998, transfer agency and pricing and bookkeeping fees paid (as a percentage of average net assets) amounted to the following. These amounts are before expense reductions, if any.

                     Transfer Agency and Pricing
                     and Bookkeeping Fees Paid by
                     Fund

Ginnie Mae           0.26%

Government Income*   0.21%

* ANNUALIZED

In the case of Intermediate Government Income, FMR, not the fund, pays for these services.

Each of Ginnie Mae and Government Income also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by a fund to reduce that fund's custodian or transfer agent fees.

Intermediate Government Income also pays other expenses, such as brokerage fees and commissions, interest on borrowings, taxes, and the compensation of trustees who are not affiliated with Fidelity.

Each fund has adopted a DISTRIBUTION AND SERVICE PLAN. Each plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares. Currently, the Board of Trustees of each fund has authorized such payments.

For the fiscal year ended July 1998, the portfolio turnover rates for Ginnie Mae, Government Income and Intermediate Government Income were 172%, 289% (annualized), and 188%, respectively. These rates vary from year to year. High turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.

YOUR ACCOUNT

DOING BUSINESS WITH FIDELITY

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, FBSI. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country and Fidelity's Web site.

To reach Fidelity for general information, call these numbers:

(small solid bullet) For mutual funds, 1-800-544-8888

(small solid bullet) For brokerage, 1-800-544-7272

If you would prefer to speak with a representative in person, Fidelity has over 75 walk-in Investor Centers across the country.

If you would prefer to access information on-line, you can visit
Fidelity's Web site at www.fidelity.com.

TYPES OF ACCOUNTS

You may set up an account directly in a fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in a fund through a brokerage account.

You may purchase or sell shares of the funds through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in a fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.

The different ways to set up (register) your account with Fidelity are listed in the table that follows.

(checkmark)FIDELITY FACTS

Fidelity offers the broadest
selection of mutual funds
in the world.

(solid bullet) Number of Fidelity mutual funds: over 225

(solid bullet) Assets in Fidelity mutual funds: over $611 billion

(solid bullet) Number of shareholder
accounts: over 38 million

(solid bullet) Number of investment
analysts and portfolio
managers: over 250

The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the funds through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, call your retirement benefits number, visit Fidelity's Web site at www.fidelity.com, or contact Fidelity directly, as appropriate.

WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
FOR TAX-ADVANTAGED RETIREMENT SAVINGS
 Retirement plans provide individuals with tax-advantaged ways to save for retirement, either with tax-deductible contributions or tax-free growth. Retirement accounts require special applications and typically have lower minimums.
(solid bullet) TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow individuals under age 70 with compensation to contribute up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Contributions may be tax-deductible, subject to certain income limits. (solid bullet) ROTH IRAS allow individuals to make non-deductible contributions of up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Eligibility is subject to certain income limits. Qualified distributions are tax-free.
(solid bullet) ROTH CONVERSION IRAS allow individuals with assets held in a Traditional IRA or Rollover IRA to convert those assets to a Roth Conversion IRA. Eligibility is subject to certain income limits. Qualified distributions are tax-free.
(solid bullet) ROLLOVER IRAS help retain special tax advantages for certain eligible rollover distributions from employer-sponsored retirement plans.
(solid bullet) KEOGH PLANS are generally profit sharing or money purchase pension plans that allow self-employed individuals or small business owners to make tax-deductible contributions for themselves and any eligible employees.
(solid bullet) SIMPLE IRAS provide small business owners and those with self-employment income (and their eligible employees) with many of the advantages of a 401(k) plan, but with fewer administrative requirements.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employment income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet) SALARY REDUCTION SEP-IRAS (SARSEPS) allow employees of businesses with 25 or fewer employees to contribute a percentage of their wages on a tax-deferred basis. These plans must have been established by the employer prior to January 1, 1997.
(solid bullet) 403(B) CUSTODIAL ACCOUNTS are available to employees of 501(c)(3) tax-exempt institutions, including schools, hospitals, and other charitable organizations.
(solid bullet) DEFERRED COMPENSATION PLANS (457 PLANS) are available to employees of most state and local governments and their agencies and to employees of tax-exempt institutions.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened. BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.

HOW TO BUY SHARES

THE PRICE TO BUY ONE SHARE of each fund is the fund's net asset value per share (NAV). Each fund's shares are sold without a sales charge.

Your shares will be purchased at the next NAV calculated after your investment is received in proper form. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.

Each fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page 85. Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.

IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888 or visit Fidelity's Web site at www.fidelity.com for an application.

IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:

(small solid bullet) Mail in an application with a check, or

(small solid bullet) Open your account by exchanging from another
Fidelity fund.

IF YOU ARE INVESTING THROUGH A TAX-ADVANTAGED RETIREMENT PLAN, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-544-8888 or visit Fidelity's Web site at www.fidelity.com for more information and a retirement application.

If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.

MINIMUM INVESTMENTS

TO OPEN AN ACCOUNT                        $2,500

For certain Fidelity retirement accountsA $500

TO ADD TO AN ACCOUNT                      $250

Through regular investment plansB         $100

MINIMUM BALANCE                           $2000

   A     THIS LOWER MINIMUM APPLIES TO FIDELITY TRADITIONAL IRA, ROTH
IRA, ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.

   B     FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE
REFER TO "INVESTOR SERVICES," PAGE 82.

These minimums may be lower for investments through a Fidelity
GoalPlannerSM account in Ginnie Mae.

There is no minimum account balance or initial or subsequent investment minimum for investments through Fidelity Portfolio Advisory ServicesSM, a qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts.

Refer to the program materials for details. In addition, each fund reserves the right to waive or lower investment minimums in other circumstances.

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                                                                               TO OPEN AN ACCOUNT

Phone 1-800-544-7777 (phone_graphic)                                           (small solid bullet) Exchange
                                                                               from another Fidelity fund
                                                                               account with the same
                                                                               registration, including
                                                                               name, address, and taxpayer
                                                                               ID number.









The Internet www.fidelity.com (computer graphic)                               (small solid bullet) Complete
                                                                               and sign the application.
                                                                               Make your check payable to
                                                                               the complete name of the
                                                                               fund. Mail to the address
                                                                               indicated on the application.










Mail (mail_graphic)                                                            (small solid bullet) Complete
                                                                               and sign the application.
                                                                               Make your check payable to
                                                                               the complete name of the
                                                                               fund. Mail to the address
                                                                               indicated on the application.





In Person (hand_graphic)                                                       (small solid bullet) Bring
                                                                               your application and check
                                                                               to a Fidelity Investor
                                                                               Center. Call 1-800-544-9797
                                                                               for the center nearest you.

Wire (wire_graphic)                                                            (small solid bullet) Call
                                                                               1-800-544-7777 to set up
                                                                               your account and to arrange
                                                                               a wire transaction. Not
                                                                               available for retirement
                                                                               accounts.
                                                                               (small solid bullet) Wire
                                                                               within 24 hours to: Bankers
                                                                               Trust Company, Bank Routing
                                                                               #021001033, Account
                                                                               #00163053. Specify the
                                                                               complete name of the fund
                                                                               and include your new account
                                                                               number and your name.

Automatically (automatic_graphic)                                              (small solid bullet) Not
                                                                               available.









(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118




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
                                                                               TO ADD TO AN ACCOUNT

Phone 1-800-544-7777 (phone_graphic)                                           (small solid bullet) Exchange
                                                                               from another Fidelity fund
                                                                               account with the same
                                                                               registration, including
                                                                               name, address, and taxpayer
                                                                               ID number.
                                                                               (small solid bullet) Use
                                                                               Fidelity Money Line to
                                                                               transfer from your bank
                                                                               account. Call before your
                                                                               first use to verify that
                                                                               this service is in place on
                                                                               your account. Maximum Money
                                                                               Line: up to $100,000.

The Internet www.fidelity.com (computer graphic)                               (small solid bullet) Exchange
                                                                               from another Fidelity fund
                                                                               account with the same
                                                                               registration, including
                                                                               name, address, and taxpayer
                                                                               ID number.
                                                                               (small solid bullet) Use
                                                                               Fidelity Money Line to
                                                                               transfer from your bank
                                                                               account. Visit Fidelity's
                                                                               Web site before your first
                                                                               use to verify that this
                                                                               service is in place on your
                                                                               account. Maximum Money Line:
                                                                               up to $100,000.

Mail (mail_graphic)                                                            (small solid bullet) Make
                                                                               your check payable to the
                                                                               complete name of the fund.
                                                                               Indicate your fund account
                                                                               number on your check and
                                                                               mail to the address printed
                                                                               on your account statement.
                                                                               (small solid bullet) Exchange
                                                                               by mail: call 1-800-544-6666
                                                                               for instructions.

In Person (hand_graphic)                                                       (small solid bullet) Bring
                                                                               your check to a Fidelity
                                                                               Investor Center. Call
                                                                               1-800-544-9797 for the
                                                                               center nearest you.

Wire (wire_graphic)                                                            (small solid bullet) Not
                                                                               available for retirement
                                                                               accounts.
                                                                               (small solid bullet) Wire to:
                                                                               Bankers Trust Company, Bank
                                                                               Routing #021001033, Account
                                                                               #00163053. Specify the
                                                                               complete name of the fund
                                                                               and include your account
                                                                               number and your name.





Automatically (automatic_graphic)                                              (small solid bullet) Use
                                                                               Fidelity Automatic Account
                                                                               Builder. Sign up for this
                                                                               service when opening your
                                                                               account, visit Fidelity's
                                                                               Web site at www.fidelity.com
                                                                               to obtain the form to add
                                                                               the service, or call
                                                                               1-800-544-6666 to add the
                                                                               service.

(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


HOW TO SELL SHARES

You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.

THE PRICE TO SELL ONE SHARE of each fund is the fund's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.

TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.

TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which can be requested by phone, in writing, or through Fidelity's Web site. Call 1-800-544-6666 for a retirement distribution form.

IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts).

TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.

CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

(small solid bullet) You wish to redeem more than $100,000 worth of shares,

(small solid bullet) Your account registration has changed within the last 30 days,

(small solid bullet) The check is being mailed to a different address than the one on your account (record address),

(small solid bullet) The check is being made payable to someone other than the account owner, or

(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

SELLING SHARES IN WRITING

Write a "letter of instruction" with:

(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number, (small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.

Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:

 Fidelity Investments
 P.O. Box 660602
 Dallas, TX 75266-0602

CHECKWRITING

If you have a checkbook for your account, you may write an unlimited number of checks. Do not, however, try to close out your account by check.

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                                                                               ACCOUNT TYPE

Phone 1-800-544-7777 (phone_graphic)                                           All account types except
                                                                               retirement

                                                                               All account types









Mail or in Person (mail_graphic)(hand_graphic)                                 Individual, Joint Tenant,
                                                                               Sole Proprietorship, UGMA,
                                                                               UTMA
                                                                               Retirement account
                                                                               Trust
                                                                               Business or Organization

                                                                               Executor, Administrator,
                                                                               Conservator, Guardian



Wire (wire_graphic)                                                            All account types except
                                                                               retirement












Check (check_graphic)                                                          All account types






(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118




                                                                               SPECIAL REQUIREMENTS

Phone 1-800-544-7777 (phone_graphic)                                           (small solid bullet) Maximum
                                                                               check request: $100,000.

                                                                               (small solid bullet) For
                                                                               Money Line transfers to your
                                                                               bank account; minimum: $10;
                                                                               maximum: up to $100,000.

                                                                               (small solid bullet) You may
                                                                               exchange to other Fidelity
                                                                               funds if both accounts are
                                                                               registered with the same
                                                                               name(s), address, and
                                                                               taxpayer ID number.

Mail or in Person (mail_graphic)(hand_graphic)                                 (small solid bullet) The
                                                                               letter of instruction must
                                                                               be signed by all persons
                                                                               required to sign for
                                                                               transactions, exactly as
                                                                               their names appear on the
                                                                               account.

                                                                               (small solid bullet) The
                                                                               account owner should
                                                                               complete a retirement
                                                                               distribution form. Call
                                                                               1-800-544-6666 to request one.

                                                                               (small solid bullet) The
                                                                               trustee must sign the letter
                                                                               indicating capacity as
                                                                               trustee. If the trustee's
                                                                               name is not in the account
                                                                               registration, provide a copy
                                                                               of the trust document
                                                                               certified within the last 60
                                                                               days.

                                                                               (small solid bullet) At least
                                                                               one person authorized by
                                                                               corporate resolution to act
                                                                               on the account must sign the
                                                                               letter.

                                                                               (small solid bullet) Include
                                                                               a corporate resolution with
                                                                               corporate seal or a
                                                                               signature guarantee.
                                                                               (small solid bullet) Call
                                                                               1-800-544-6666 for
                                                                               instructions.

Wire (wire_graphic)                                                            (small solid bullet) You must
                                                                               sign up for the wire feature
                                                                               before using it. To verify
                                                                               that it is in place, call
                                                                               1-800-544-6666. Minimum
                                                                               wire: $5,000.

                                                                               (small solid bullet) Your
                                                                               wire redemption request must
                                                                               be received in proper form
                                                                               by Fidelity before 4:00 p.m.
                                                                               Eastern time for money to be
                                                                               wired on the next business
                                                                               day.

Check (check_graphic)                                                          (small solid bullet) Minimum
                                                                               check: $500.

                                                                               (small solid bullet) All
                                                                               account owners must sign a
                                                                               signature card to receive a
                                                                               checkbook.

(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


INVESTOR SERVICES

Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES

FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.

FIDELITY'S WEB SITE at www.fidelity.com offers product and servicing information, customer education, planning tools, and the ability to make certain transactions in your account.

STATEMENTS AND REPORTS that Fidelity sends to you include the following:

(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)

(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)


(checkmark)24-HOUR SERVICE

ACCOUNT ASSISTANCE
1-800-544-6666

ACCOUNT TRANSACTIONS
1-800-544-7777

PRODUCT INFORMATION
1-800-544-8888

RETIREMENT ACCOUNT
ASSISTANCE
1-800-544-4774

TOUCHTONE XPRESSSM
1-800-544-5555

WEB SITE
www.fidelity.com
 AUTOMATED SERVICE

To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information.

Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in our electronic delivery program, call 1-800-544-6666 or visit Fidelity's Web site at www.fidelity.com for more information.

TRANSACTION SERVICES

EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone, in writing, or through Fidelity's Web site.

Note that exchanges out of a fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page 86.

SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.

FIDELITY MONEY LINE enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.

REGULAR INVESTMENT PLANS

One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 1-800-544-6666 or visit Fidelity's Web site at www.fidelity.com for more information.

REGULAR INVESTMENT PLANS

FIDELITY AUTOMATIC ACCOUNT BUILDER(registered trademark)
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM  FREQUENCY             SETTING UP OR CHANGING
$100     Monthly or quarterly  (small solid bullet) For a
                               new account, complete the
                               appropriate section on the
                               fund application.

                               (small solid bullet) For
                               existing accounts, call
                               1-800-544-6666 or visit
                               Fidelity's Web site at
                               www.fidelity.com for an
                               application.

                               (small solid bullet) To
                               change the amount or
                               frequency of your
                               investment, call
                               1-800-544-6666 at least
                               three business days prior to
                               your next scheduled
                               investment date.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A
FIDELITY FUNDA

MINIMUM  FREQUENCY         SETTING UP OR CHANGING
$100     Every pay period  (small solid bullet) Check
                           the appropriate box on the
                           fund application, or call
                           1-800-544-6666 or visit
                           Fidelity's Web site at
                           www.fidelity.com for an
                           authorization form.

                           (small solid bullet) Changes
                           require a new authorization
                           form.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY
FUND

MINIMUM  FREQUENCY               SETTING UP OR CHANGING
$100     Monthly, bimonthly,     (small solid bullet) To
         quarterly, or annually  establish, call
                                 1-800-544-6666 after both
                                 accounts are opened.

                                 (small solid bullet) To
                                 change the amount or
                                 frequency of your
                                 investment, call
                                 1-800-544-6666.


A BECAUSE THEIR SHARE PRICES FLUCTUATE, THESE FUNDS MAY NOT BE
APPROPRIATE CHOICES FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.

SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES

Each fund distributes substantially all of its net investment income and capital gains to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains are normally distributed in September and December.

DISTRIBUTION OPTIONS

When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. Each fund offers four options:

1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.

3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.

4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.

If you select distribution option 2 or 3 and the U.S. Postal Service does not deliver your checks, your election may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks. To change your distribution option, call Fidelity at 1-800-544-6666.

Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days.

(checkmark)UNDERSTANDING
DISTRIBUTIONS

As a fund shareholder, you
are entitled to your share of
the fund's net income and
gains on its investments. The
fund passes its earnings along
to its investors as
DISTRIBUTIONS.

Each fund earns interest from
its investments. These are
passed along as DIVIDEND
DISTRIBUTIONS. The fund may
realize capital gains if it sells
securities for a higher price
than it paid for them. These
are passed along as CAPITAL
GAIN DISTRIBUTIONS.

TAXES

As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged retirement account, you should be aware of these tax implications.

TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

For federal tax purposes, each fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.

Mutual fund dividends from U.S. Government securities are generally free from state and local income taxes. However, particular states may limit this benefit, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for the benefit. Ginnie Mae securities and other mortgage-backed securities are notable exceptions in most states. In addition, some states may impose intangible property taxes. You should consult your own tax adviser for details and up-to-date information on the tax laws in your state.

TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

"BUYING A DIVIDEND." If you buy shares when a fund has realized but not yet distributed capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments.

TRANSACTION DETAILS

THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.

EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Each fund's assets are valued on the basis of information furnished by a pricing service or market quotations, if available, or by another method that the Board of Trustees believes accurately reflects fair value. Short-term securities with remaining maturities of sixty days or less for which quotations and information furnished by a pricing service are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value.

WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.

YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.

IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.

EACH FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time.

WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next NAV calculated after your investment is received in proper form. Note the following:

(small solid bullet) All of your purchases must be made in U.S.
dollars and checks must be drawn on U.S. banks.

(small solid bullet) Fidelity does not accept cash.

(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.

(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.

(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or its transfer agent has incurred.

(small solid bullet) Shares begin to earn dividends on the first business day following the day of purchase.

TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.

CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received in proper form. Note the following:

(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you.

(small solid bullet) Shares earn dividends through the day of redemption; however, shares redeemed on a Friday or prior to a holiday continue to earn dividends until the next business day.

(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.

(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.

(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

(small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.

(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.

FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.

IF YOUR ACCOUNT BALANCE FALLS BELOW $2,000 you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.

FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.

FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the funds without reimbursement from the funds. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.

EXCHANGE RESTRICTIONS

As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds. However, you should note the following:

(small solid bullet) The fund you are exchanging into must be available for sale in your state.

(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

(small solid bullet) Before exchanging into a fund, read its prospectus.

(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.

(small solid bullet) Exchanges may have tax consequences for you.

(small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.

(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.

(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.

Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.

OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to 1.00% and trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details.

Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity
Investments, Fidelity Money Line, TouchTone Xpress, Fidelity Automatic Account Builder, Directed Dividends, and Spartan are registered trademarks of FMR Corp.

Portfolio Advisory Services and Fidelity GoalPlanner are service marks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

This prospectus is printed on recycled paper using soy-based inks.